                                                                   Exhibit 10.22

R.C.C. FINANCE GROUP LTD.
1086 TEANECK ROAD SUITE 5C                                  LEASE NO. __________
TEANECK, NEW JERSEY 07632
201-833-4480
(Hereinafter called "Lessor')

                                 LEASE AGREEMENT

1.

  GLOBECOMM, INC.                                 NETWORK APPLIANCE
  11 BROADWAY, SUITE 660                          2770 SAN THOMAS EXPRESSWAY
  NEW YORK, NY 10004                              SANTA CLARA, CA 95051
  (Hereinafter Called "Lessee")                   (Hereinafter Called
                                                  "Supplier')

  Contact: GARY MILLIN                            Contact:
  Telephone: 212-425-3477                         Telephone: 408-367-3000

--------------------------------------------------------------------------------
QUANTITY      DESCRIPTION OF LEASED EQUIPMENT (Hereinafter Called "equipment")
--------------------------------------------------------------------------------
           THE ITEMS DESCRIBED ON EQUIPMENT SCHEDULE "A", WHICH IS ANNEXED HERETO AND MADE A PART HEREOF.

--------------------------------------------------------------------------------

2.                             TERMS OF RENTAL PAYMENTS

-------------------------------------------------------------------------------------------------------------
Term of    No. of     Rentals        Amount of Rental         ADDITIONAL PROVISIONS:
Lease      Rental     Payable    Payment In U.S. Currency
           Paymts.
-------------------------------------------------------------------------------------------------------------
60         60         Monthly    $9,223.00                    EQUIPMENT LOCATION:
Months                           Plus all applicable taxes    11 BROADWAY, SUITE 660 NEW YORK NY 10004
-------------------------------------------------------------------------------------------------------------

3. ADVANCE RENTALS: Lessee shall pay the first month's and last one months' rental in advance upon the execution of this Lease.

4. LEASING: Lessee hereby leases from Lessor, and Lessor hereby leases to Lessee, in accordance with the terms, provisions, covenants and conditions of this lease, the equipment described above and/or in Schedule "A", which is annexed hereto and made a part hereof.

5. TERM AND RENT. The obligations under this lease shall begin upon the date the Lessor orders the equipment to be leased hereunder and shall end upon the full performance and/or observance of each and every term, provision, covenant and condition set forth In this lease. The term of this lease, shall begin on the day the first rental payment Is due and shall terminate on the last day of the final rental payment period. Rental payments paid in advance upon execution of this lease shall be deemed to have been earned by Lessor immediately upon Lessor's receipt thereof and shall be applied immediately to satisfy Lessee's obligations to make such payments hereunder. These payments shall not be refundable to Lessee under any circumstances, including (without limitation) any termination of this Lease for any reason prior to the end of its scheduled term in accordance with the terms hereof. The first rental payment shall be due and payable on the first day of the month succeeding delivery of all the equipment and thereafter each payment of the rent shall be consecutively paid on the first day of each payment period. In the event of the delivery of only a part of the equipment, a pro rata portion of the rent shall be paid, until delivery of all of the equipment. All rents shall be paid to Lessor at its address set forth above, or as otherwise directed by Lessor in writing.

6. TIME. Time is hereby made of the essence of this lease and of each and of all its terms, provisions, covenants and conditions.

THIS INSTRUMENT CONSTITUTES THE ENTIRE CONTRACT BETWEEN THE PARTIES HERETO, AND NO REPRESENTATIONS, ORAL OR WRITTEN, SHALL CONSTITUTE AN AMENDMENT, MODIFICATION OR TERMINATION HEREOF UNLESS SIGNED IN WRITING BY AN OFFICER OF THE LESSOR. THIS LEASE AGREEMENT, WHICH CONSISTS OF THREE PAGES, IS NON-CANCELABLE AND IRREVOCABLE AND IS SUBJECT TO THE TERMS, PROVISIONS, COVENANTS AND CONDITIONS PRINTED ABOVE AND ON PAGE 2 AND PAGE 3 WHICH ARE MADE PART HEREOF AND WHICH LESSEE, BY HIS EXECUTION BELOW AND INITIALING OF PAGE 2 AND PAGE 3, ACKNOWLEDGES THAT LESSEE HAS READ AND AGREES TO.

IN WITNESS WHEREOF, THE LESSEE HAS HEREBY EXECUTED THIS LEASE THIS 7 DAY OF JULY, 1998

ACCEPTED _______________, 19____          GLOBECOMM, INC.

R.C.C. FINANCE GROUP LTD.                 BY: /s/ Gary Millin PRESIDENT
                                              ----------------------------------
By______________________________          (Authorized Signature and Title)

                                          Attest: /s/ [ILLEGIBLE]
                                                  ------------------------------
                                          Secretary of Corporation or Witness
                                          (if not Corporation)

         PAGE 1 OF 3 PAGE LEASE AGREEMENT (CONTINUED ON FOLLOWING PAGES)

7. SELECTION OF EQUIPMENT; ACCEPTANCE; WARRANTIES; REPRESENTATIONS. Lessee acknowledges that Lessee has selected both the equipment and the Supplier from whom Lessor covenants to purchase the equipment at Lessee's request. Lessee further acknowledges that Lessor has no expertise or special familiarity about or with respect to the equipment and that Lessor did not participate in any way in Lessee's selection of the equipment or of the Supplier. Lessee agrees to accept the equipment if delivered in good repair, and to execute the delivery receipt supplied by Lessor, as evidence thereof. Lessee agrees to hold Lessor harmless from specific performance of this lease and from damages, if, for any reason, the Supplier fails to deliver the equipment so ordered. Lessee agrees that any delay in delivery of the equipment shall not affect the validity of this lease. LESSEE AGREES THAT THE EQUIPMENT LEASED HEREUNDER IS LEASED "AS IS" AND IS OF A SIZE, DESIGN AND CAPACITY SELECTED BY LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSE, AND THAT LESSOR HAS MADE NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE SUITABILITY OR DURABILITY OF SAID EQUIPMENT FOR THE PURPOSES AND USES OF LESSEE, OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT THERETO, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. Lessor hereby assigns, without recourse, to Lessee for and during the term of this lease any applicable factory warranty covering the equipment leased hereunder.

      LESSEE ACKNOWLEDGES AND AGREES THAT NEITHER THE SUPPLIER NOR ANY SALESMAN, EMPLOYEE, REPRESENTATIVE OR AGENT OF THE SUPPLIER IS AN AGENT OR REPRESENTATIVE OF LESSOR, AND THAT NONE OF THE ABOVE ARE AUTHORIZED TO WAIVE OR ALTER ANY TERM, PROVISION, COVENANT OR CONDITION OF THIS LEASE, OR MAKE ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THIS LEASE OR THE EQUIPMENT LEASED HEREUNDER. Lessee further acknowledges and agrees that Lessee, in executing this lease, has relied solely upon the terms, provisions, covenants and conditions contained herein, and any other statements, warranties or representations, if any, by the supplier, or any salesman, employee, representative or agent of the supplier, have not been relied upon, and shall not in any way affect Lessee's obligation to pay the rent and otherwise perform as set forth in this lease.

      THIS LEASE CONSTITUTES A NET LEASE AND LESSEE AGREES THAT ITS OBLIGATIONS TO PAY ALL RENT AND OTHER SUMS PAYABLE HEREUNDER AND THE RIGHTS OF LESSOR AND ITS ASSIGNEE IN AND TO SUCH RENT AND OTHER SUMS, ARE ABSOLUTE AND UNCONDITIONAL AND ARE NOT SUBJECT TO ANY ABATEMENT, REDUCTION, SET OFF, DEFENSE, COUNTERCLAIM OR RECOUPMENT DUE OR ALLEDGED TO BE DUE TO, OR BY REASON OF, ANY PAST, PRESENT OR FUTURE CLAIMS WHICH LESSEE MAY HAVE AGAINST LESSOR, ANY ASSIGNEE, THE MANUFACTURER OR SELLER OF THE EQUIPMENT, OR AGAINST ANY PERSON WHATSOEVER.

      Lessee represents and warrants that: (a) The execution, delivery and performance of the Lease Documents and compliance with the terms thereof do not and will not contravene any law, governmental rule, regulation or order now binding on Lessee, or the charter or by-laws of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound. (b) Each of the Lease Documents, when entered into, will constitute legal, valid and binding obligations of Lessee enforceable against Lessee, in accordance with the terms thereof, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws effecting the enforcement of creditors rights generally. (c) There are no pending actions or proceedings to which Lessee is a party, and there are no other pending or threatened actions or proceedings of which Lessee has knowledge, before any court, arbitrator or administrative agency which would adversely affect the financial condition of Lessee or its ability to perform its obligations under the Lease Documents. Lessee has no knowledge of any default under any obligation for borrowed money which would have the same effect.

8. ERRORS IN ESTIMATED COST: As used in this paragraph "actual cost" means the cost to Lessor of purchasing and delivering the equipment to Lessee, including taxes, transportation charges, and all other expenses and charges. The amount of each rental payment initially set forth above is based on the total cost of the equipment as ordered by Lessor in its purchase order which is an estimate and each shall be adjusted proportionately if the actual cost of the equipment differs from said estimate. Lessee hereby authorizes Lessor to correct the amount of each rental payment when the actual cost is known.

9. LOCATION, INSTALLATION AND USE OF EQUIPMENT. The equipment shall be delivered to Lessee and installed by Lessee at Lessee's own expense, and thereafter kept at the location specified above. Lessee shall not remove the equipment from the aforementioned location without Lessor's prior written consent. Lessee shall use the equipment in a careful and proper manner and shall comply with all laws, regulations and ordinances relating to its possession, use and maintenance. Lessee shall affix the labels supplied by Lessor, upon a visible place on each item of equipment, and maintain the same on each. Lessor shall have the right from time to time during reasonable business hours to enter upon the Lessee's premises for the purpose of inspecting the equipment.

10. MAINTENANCE: Lessee shall, at Lessee's own expense, maintain the equipment in good operating condition, repair and appearance, and protect same from deterioration other than normal wear and tear. LESSEE SPECIFICALLY WAIVES ANY OBLIGATION IMPOSED UPON LESSOR TO MAINTAIN AND/OR REPAIR THE EQUIPMENT.

Lessee shall only use the equipment in the regular course of Lessee's business and within normal capacity. Lessee shall not make any modifications alterations or additions to the equipment without the prior written consent of Lessor, and then, all such modifications, alterations and additions shall belong to Lessor. The equipment shall remain personal property at all times and Lessee shall not so affix the equipment to realty so as to change its nature to real property

11. OWNERSHIP. The equipment is, and shall at all times be and remain, personal property, and title thereto shall remain in Lessor exclusively, notwithstanding that the equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to, or embedded in, or permanently resting upon real property. or any building thereon, or attached in any manner to that which is permanent, by any means whatsoever. Upon the expiration or termination of this lease Lessee shall, at Lessee's own expense, promptly return the equipment by delivering it, packed and ready for shipment, to such place or carrier as Lessor may specify in the same condition as received, reasonable wear and tear expected. IT IS THE INTENT OF LESSEE AND OF LESSOR THAT THIS LEASE BE A TRUE LEASE

12. LOSS OR DAMAGE. Lessee shall bear the entire risk of loss, theft, destruction, damage or disrepair of the equipment or any part thereof for any cause whatsoever. No such loss, damage, theft, destruction or disrepair of the equipment shall relieve Lessee of the obligation to pay rent or from any other obligation under this lease. In the event of any of the above, Lessee, at Lessee's own expense and at Lessor's option, shall either (a) repair the equipment, returning same to its previous condition, unless unrepairable; or (b) replace same with like equipment of equivalent value, in good condition and acceptable to Lessor, which shall becomethe property of the Lessor; or (c) immediately pay Lessor all rent due and to become due under this lease or such amounts as may be allocated by Lessor to specific items of equipment. All proceeds of insurance received by Lessor as a result of such loss or damage shall, where applicable, be applied toward the replacement or repair of the equipment or the payment of the obligations of Lessee hereunder.

13. INSURANCE. Lessee shall keep the equipment insured against all risks of loss, theft, or damage from every cause whatsoever for its full insurable value with Lessor as loss payee, and, Lessee shall carry public liability insurance insuring both Lessor and Lessee against damages and claims for personal injury, death and property damage. All such insurance shall be in form, amount and with companies satisfactory to Lessor. Each Policy of Insurance shall provide for 30 days prior written notice of cancellation or modification to Lessor. Lessee shall pay all premiums for such insurance and shall deliver to Lessor the policies of insurance or duplicates thereof, and such other evidence of coverage satisfactory to Lessor. Lessee hereby irrevocably appoints Lessor as Lessee's attorney in fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts received in payment for loss or damage under any such insurance policy. Lessee agrees if Lessee shall fail to procure, maintain and pay for such insurance, Lessor shall have the right, but not the obligation, to obtain such insurance on behalf of and at the expense of Lessee. In the event Lessor does obtain such insurance, Lessee agrees to pay all costs thereof, with the next rental payment.

                                                                 ---------------
                                                                 INITIALS
                                                                 /s/ [ILLEGIBLE]
                                                                 ---------------

         PAGE 2 OF 3 PAGE LEASE AGREEMENT (CONTINUED ON FOLLOWING PAGE)

14. INDEMNITY. Lessee shall, and does hereby, indemnify and save Lessor harmless from any and all losses and/or liability, including, but not limited to STRICT LIABILITY IN TORT, for funds advanced to Supplier, and for taxes, costs and expenses, including reasonable attorneys' fees, arising out of the purchase, ownership, location, installation, possession, leasing, renting, operation, control, use, maintenance, repair, delivery and/or return of the equipment. Lessee shall be credited with any proceeds received by Lessor from insurance policies paid for or obtained by Lessee. The obligations of Lessee under this paragraph shall continue indefinitely.

15. TAXES, FEES AND LIENS. Lessee shall pay all, or reimburse Lessor when invoiced by Lessor for, charges, registration, permit and license fees, assessments, taxes, interest and penalties (local, state and federal) which may now or hereafter be imposed upon the ownership, leasing, rental, maintenance, purchase, possession or use of the equipment, or upon this lease, or the rental payments or any other sums due or to become due hereunder. Lessee shall not rent, sublet, pledge, loan, mortgage, or attempt in any manner to dispose of the equipment or to suffer any liens or legal process to be placed, incurred or levied upon the same. Lessee shall immediately notify Lessor of the occurrence of any of the above; shall pay all sums for taxes, fees, charges, assessments, penalties and interest; and shall keep the equipment free of levies, liens and encumbrances. In the event Lessee does not pay all sums specified above, Lessor has the right, but not the obligation, to pay the same. If the Lessor shall so pay any of the aforementioned, then the Lessee shall remit such amount with the next installment of rent.

16. DEFAULT. If Lessee shall default in the payment of any rent or in the making of any other payment hereunder when due, or in the payment when due of any indebtedness of Lessee to Lessor arising independently of this lease, or in the event of any default, breach or failure to perform or observe any terms, provisions, covenants or conditions contained in this lease or in any other lease or agreement between Lessor and Lessee, or if any proceeding in bankruptcy, reorganization, receivership or insolvency shall be commenced by or against Lessee or Lessee's property or assets, or if Lessee makes an arrangement, extension or any assignment for the benefit of one or more of Lessee's creditors, or if Lessee seeks relief under any other law providing for the relief of debtors, or Lessee, if an individual, dies or is judicially declared incompetent, or any of the above described events occur with respect to any guarantor or any other party liable for payment or performance of this lease, then, and in any of such events, if and to the extent permitted by applicable law. Lessor shall have the right to exercise any one or more of the remedies set forth below.

17. REMEDIES. Upon the happening of any one or more events of default set forth above, Lessor shall have the right without notice or demand, to declare the entire balance of rent due and to become due hereunder, together with such other sums as may be due and payable hereunder, to be immediately due and payable, whereupon the same shall become immediately due and payable; and/or commence an action against Lessee for the total rental payments due and to become due under this lease and for all other sums due or to become due hereunder; and/or without demand or legal process to enter into the premises where the equipment may be found and take possession of and remove same, whereupon all right of Lessee in the equipment shall terminate absolutely; and/or retain all prior payments of rent and of all other sums and the equipment; and/or retain all prior payments of rent and of all other sums and sell the equipment at public or private sale with or without notice to Lessee, at which sale Lessor may be purchaser, and the proceeds of such sale less all expenses incurred by Lessor in connection therewith, including, but not limited to retaking, storing, repairing, reselling, delivering, commissions and reasonable attorney's fees will be applied to the total rent due and to become due for the balance of the term of this lease, and all other sums due or to become due hereunder, with Lessee remaining liable for the balance thereof; and/or retain all prior payments of rent and of all other sums and lease the equipment to another with or without notice to Lessee and the proceeds of such leasing less all expenses incurred by Lessor in connection therewith, including, but not limited to retaking, repairing, delivering, commissions and reasonable attorneys' fees, will be applied to the total rent due and to become due for the balance of the term of this lease, and all other sums due or to become due hereunder, with Lessee remaining liable for the balance thereof; and/or any other remedy in law and/or equity incursor available to Lessor. Lessee shall be liable for all expenses and costs Lessor may incur in connection with the enforcement of any of its remedies herein, including all collection fees and reasonable attorneys' fees. If Lessee shall fail to pay when due and any rental payment portion thereof or any other sums due or to become due hereunder, Lessee shall pay Lessor a late charge of ten percent (10%) per month of such rent or other sum, but not higher than the maximum amount of interest allowed by law. All the remedies of Lessor hereunder are cumulative and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of the Lessor to exercise, and no delay in exercising any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Lessor of any right or remedy hereunder preclude any other or further exercise of any partially exercised right or remedy or any other right or remedy.

18. WAIVER OF NOTICE AND HEARING. LESSEE HEREIN WAIVES ANY AND ALL RIGHTS TO NOTICE AND TO A HEARING WITH RESPECT TO THE RIGHT OF AND THE REPOSSESSION OF THE EQUIPMENT BY LESSOR IN THE EVENT OF A DEFAULT HEREUNDER BY LESSEE. LESSEE AGREES LESSOR MAY REPOSSESS SAID EQUIPMENT WITHOUT NOTICE AND WITHOUT A HEARING AND WITHOUT OTHER LEGAL PROCESSES, AND LESSEE SPECIFICALLY WAIVES ANY RIGHT TO NOTICE AND TO A HEARING AND TO OTHER LEGAL PROCESSES.

19. ASSIGNMENT. Without Lessor's prior written consent, Lessee shall not assign, transfer, sublet, pledge, hypothecate or otherwise dispose of this lease or any interest herein. Lessor may assign this lease in whole or in part, without notice to Lessee, and such assignee shall have all of the rights but none of the obligations of Lessor under this lease. Lessee shall recognize each such assignment and covenants not to assert against the assignee any defense, counterclaim or setoff that Lessee has or may hereafter have against Lessor, and agrees to pay such rent and other payments due and to become due hereunder to assignee.

20. LAWS GOVERNING LESSOR and LESSEE agree that this lease shall be deemed to have been made in the State of California regardless of the order in which the signatures of the parties shall be affixed hereto. Lessor and Lessee further agree that this lease shall be interpreted, and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of California except for local recording acts. For the purpose of resolving any issue pertaining to conflict of laws, this lease shall be deemed to have been executed in the State of California and all of the terms, provisions, covenants and conditions contained in this lease is each to be deemed to be and be fully performed and/or observed in the State of California. Lessee hereby agrees that all actions or proceeding arising, directly or indirectly, from this lease shall be litigated, at the option of Lessor, in courts having situs within the State of California and Lessee hereby consents to the jurisdiction of any local, state or federal court selected by Lessor that is located within the State of California and agrees not to disturb such choice of Forum by Lessor.

21. ARBITRATION. At Lessor's sole election, Lessor may submit any matter arising out of or relating to this transaction, including any claim, counterclaim, setoff, or defense, to binding arbitration by the American Arbitration Association in Marin County, California or any other site of our choice. The decision and award of the arbitrator(s) shall be final and binding and may be entered as rendered in any court having jurisdiction thereof.

22. MISCELLANEOUS. All obligations of the Lessee if more than one, shall be joint and several. Lessee shall provide Lessor with a copy of Lessee's annual financial statement within ninety (90) days after the close of Lessee's business year. Lessee agrees to execute UCC-1 Financing Statements and all amendments thereto and authorizes Lessor to file the same. Lessee authorizes Lessor to execute and file UCC-1 Financing Statements and all amendments thereto without the Lessee's signature being affixed thereon. Lessee grants to Lessor a specific power of attorney for Lessor to execute and file on Lessee's behalf any document, including, but not limited to, UCC-1 financing statement, and all amendments thereto that Lessor deems necessary to perfect or protect Lessor's interest in the equipment or pursuant to the uniform commercial code. Lessee agrees to pay Lessor the costs of filing such UCC-1 Financing Statements and of all amendments thereto. Lessee also authorizes Lessor to amplify the description of the equipment and to correct any and all patent errors or omissions in the typewritten or handwritten portions of this and all related documents. This lease shall be binding upon the parties, their successors, legal representatives and assigns and is a valid and subsisting legal instrument, and no provision which may be deemed unenforceable shall in any way invalidate any other provision or provisions, all of which shall remain in full force and effect. All paragraph headings are inserted for reference purposes only and shall not affect the interpretation or meaning of this agreement.

                                                                 ---------------
                                                                 INITIALS
                                                                 /s/ [ILLEGIBLE]
                                                                 ---------------

                        PAGE 3 OF 3 PAGE LEASE AGREEMENT

                                  BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, That GLOBECOMM, INC., hereinafter called the seller, in consideration of the sum of THREE HUNDRED SIXTY-SEVEN THOUSAND AND 00/100 --- Dollars ($367,000.00) to the seller paid, the receipt whereby hereof is acknowledged, hereby does grant, bargain, sell, transfer and deliver unto R.C.C. FINANCE GROUP LTD., hereinafter called the buyer, the following described personal property now located at 11 BROADWAY, SUITE 660 NEW YORK, NY 10004 in New York County, State of New York

THE ITEMS DESCRIBED ON EQUIPMENT SCHEDULE 'C', WHICH IS ANNEXED HERETO AND MADE A PART HEREOF.

TO HAVE AND TO HOLD the same unto the said buyer and buyer's heirs, executors, administrators, successors and assigns forever.

And the seller hereby covenants and agrees to and with the said buyer and to and with the buyers successors in interest and assigns that seller is the owner of the above described personal property; that the same is free from all encumbrances; and that seller has a good right to sell the same; and that seller will and seller's heirs, executors, administrators and successors shall warrant and forever defend this sale against the lawful claims and demands of all persons whomever.

In construing this bill of sale and where the context so requires, the singular includes the plural and all grammatical changes shall be made so that this instrument shall apply equally to individuals and to corporations.

IN WITNESS WHEREOF, the seller has hereunto executed this document; if the undersigned seller is a corporation, it has caused its name to be signed and its seal affixed by an officer or other person duly authorized to do so by order of its board of directors.

Dated ____________ ,1998.                 GLOBECOMM, INC.

                                          by: /s/ Gary Millin]
                                              ----------------------------------

(Corporate Seal)

STATE OF    NY
        ------------
COUNTY OF   Kings
          ----------

I, GARY MILLIN, being first duly sworn depose and say: that I am PRESIDENT of GLOBECOMM, INC., the seller of the property described in the foregoing bill of sale; that seller is the sole owner of said property; that the same has been paid for in full and that as of this date said personal property and each and every part thereof is free and clear of all liens, encumbrances and security interests of any kind or nature

                                     GLOBECOM, INC.

                                     by: /s/ Gary Millin]
                                              ----------------------------------

                                     Subscribed and sworn to before July 2, 1998

                                     X /s/ Lena Circosta
                                            ------------------------------------
                                     Notary Public for
                                                            --------------------
                                     My commission expires
                                                                ----------------

                                  LENA CIRCOSTA
                         Notary Public State of New York
                               [ILLEGIBLE NUMBER]
                            Certified in Kings County
                        Commission Expires Sept. 30, 1999

                               OPTION TO PURCHASE

ADDENDUM ANNEXED TO AND MADE PART OF LEASE AGREEMENT #_____, BY AND BETWEEN R.C.C. FINANCE GROUP LTD. ("LESSOR") AND GLOBECOMM, INC. ("LESSEE")

Provided that Lessee shall have made all payments due under the above referenced Lease and provided, further, that there is no default in compliance with any of the terms or conditions thereof, Lessee shall have the option to purchase the Equipment covered by and described in said Lease, in whole and not in part, in its then condition and at its then location, on an "as-is, where is" basis, as of the expiration date of said Lease.

This option is only exercisable by delivery of written notice to Lessor at least thirty (30) days prior to the expiration date of said Lease, together with delivery of payment of the full net cash price of said Equipment, plus applicable taxes,

The net cash purchase price will be $1.00.

This Option to Purchase must be exercised no later than five (5) days prior to the original expiration of the Lease Term. The original expiration of the Lease Term shall be -60- months subsequent to the date Lessee executes an "Acknowledgment and Acceptance of Delivery" for the Leased Equipment.

Time is of the essence of this option.

Any notice required by this Addendum shall be by U.S. Mail, Registered, Return Receipt Requested.

LESSEE:           GLOBECOMM, INC.


BY:               /s/ Gary Millin PRESIDENT
                  ---------------------------
                  (Name and Title)

DATE:

                  ---------------------------

LESSOR:           R.C.C. FINANCE GROUP LTD.

BY:
                  ---------------------------
DATE:
                  ---------------------------

--------------------------------------------------------------------------------
[LOGO] ACORD(R)         EVIDENCE OF PROPERTY INSURANCE           DATE (MM/DD/YY)
                                                                 07/01/98
                                                               -----------------
THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.
--------------------------------------------------------------------------------
PRODUCER          PHONE                        COMPANY
                  (A/C, No. Ext.):
                 ------------------------------
  Fabricant & Fabricant, Inc.                  Lumbermens Mutual Ins Co - Com:
  1251 Old Northern Boulevard

  Roslyn              NY    11578
-----------------------------------------
CODE:       SUB CODE
-----------------------------------------
AGENCY/
CUSTOMER ID #
-----------------------------------------

------------------------------------------------------------------------------------------------------------
INSURED                             LOAN NUMBER             POLICY NUMBER
                                                            SAT [ILLEGIBLE] 320-00
                                  --------------------------------------------------------------------------
      GlobeComm, Inc.               EFFECTIVE DATE          EXPIRATION DATE       CONTINUED UNTIL
      11 Broadway                   10/31/97                10/31/98              |_| TERMINATED IF CHECKED
      Suite 650                   --------------------------------------------------------------------------
      New York  NY  10004           THIS REPLACES PRIOR EVIDENCE DATED:

------------------------------------------------------------------------------------------------------------

PROPERTY INFORMATION
LOCATION/DESCRIPTION

--------------------------------------------------------------------------------
COVERAGE INFORMATION
--------------------------------------------------------------------------------
                  COVERAGE/PERIL 8/FORMS      AMOUNT OF INSURANCE    DEDUCTIBLE
--------------------------------------------------------------------------------

LIMIT OF INSURANCE                                     367000             1000

--------------------------------------------------------------------------------
REMARKS (Including Special Conditions)

--------------------------------------------------------------------------------
CANCELLATION

      THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 10 DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.

--------------------------------------------------------------------------------
ADDITIONAL INTEREST
--------------------------------------------------------------------------------
NAME AND ADDRESS                  |_| MORTGAGES           |_| ADDITIONAL INSURED
                                  |X| LOSS PAYEE          |_|
      RCC Finance Group Limited  -----------------------------------------------
      1085 Teaneck Rd.
      Suite 5C                   -----------------------------------------------
      Teaneck    NJ  07665         AUTHORIZED REPRESENTATIVE

                                            /s/ Robert S. Fabricant
--------------------------------------------------------------------------------
ACORD 27 (3/95)                                       (c) ACORD CORPORATION 1995
--------------------------------------------------------------------------------

                            R.C.C. FINANCE GROUP LTD.
================================================================================
        Corp. Headquarters: 1086 TEANECK RD SUITE 5C o TEANECK, NJ 07666
                       o 201.833.4480 o Fax: 201.833.4174
     Western Region: 55 South Lacumbre Road Santa Barbara, California 93105
                                  805.964.6918

To:   Agency
      Name:___________________________________________________Date______________

      Address: _________________________________________________Lease #_________

      City:____________________________________ State:__________Zip: ___________

      Phone No: _______________________________________Fax:_____________________

      Attention:________________________________________________________________

From: GLOBECOMM, INC.
      11 BROADWAY, SUITE 660
      NEW YORK, NY 10004

Gentlemen:

We have entered into a lease agreement With R.C.C. FINANCE GROUP LTD., lessor, which has been assigned to ___________________________________________________,
assignee, covering the equipment shown below.

The equipment location is:_________________________________________. This is a
net lease and we are responsible for the insurance cost. Please see that we have immediate coverage and notify lessor and assignee at once in the form of a copy of the insurance policy or Certificate of Insurance. If the latter is sent, please include therein the standard 30 day notice of cancellation clause.

|X|  Physical Damage:         Insurance is to be provided for fire, theft,
                              extended coverage, vandalism and malicious mischief for full value of the equipment. Lessor and assignee are to be named as Loss Payees, as their interest may appear.

|X|  Liability:               Coverage should be written with minimum limits of
                              $100,000/$300,000 for BODILY INJURY and $50,000
                              property damage. Lessor and assignee are to be named Additional Insured parties.

|_|  Titled Vehicle Limits:   The minimum limits for each vehicle lease shall
                              be:
                              Bodily injury liability per individual $500,000.00
                              Bodily injury liability per accident   $500,000.00
                              Property Damage liability              $250,000.00
                              Fire, Theft and Comprehensive          Full

EQUIPMENT TO BE INSURED:                                         EQUIPMENT COST:

THE ITEMS DESCRIBED ON EQUIPMENT SCHEDULE 'A',                   $367,000.000
WHICH IS ANNEXED HERETO AND MADE A PART HEREOF.

If you have any questions, please do not hesitate to call the Insurance Department at 201.833.4480

Thank you,

BY:_______________________________              DATE:_____________________
insurance

                             EQUIPMENT SCHEDULE "A"

Schedule referred to in and made a part of agreement by and between R.C.C. FINANCE GROUP LTD. as lessor and GLOBECOMM, INC. as lessee

      EQUIPMENT LOCATION:     11 BROADWAY
                              NEW YORK, NY 10004

QTY   DESCRIPTION                                                       SERIAL #

-2-   NETAPP F630 FILER INCLUDING BUT NOT LIMITED TO:
      -1-   NETWORK KIT, SHIPPING, RACK MOUNT UNIT, F520
      -1-   NETWORK SERVER, NETAPP F630, BASE CONFIGURATION
      -1-   NETWORK 512 MB ECC SYSTEM MEMORY FOR F6XX
      -1-   NETWORK NVRAM-2 ADAPTER WITH 32MB
      -52-  NETWORK 9 GB W ULTRASCSI DISK DRIVE FOR SHELF 2
      -4-   NETWORK DUAL STORAGESHELF 2, W/O DRIVES, FWD
      -2-   NETWORK DUAL CHANNEL WIDE/DIFF SCSI ADAPTER, F6XX
      -1-   NETWORK NFS SOFTWARE, NETAPP F520
      -1-   NETWORK 10/100 VBASE-T NETWORK INTERFACE
      -1-   4-PORT 10/100 BASE-T NETWORK INTERFACE
      -1-   NETWORK DOC PACKAGE, F500, DATA ONTAP VERSION 4.3
      -1-   NETWORK FAST WIDE SCSI ADAPTER FOR TAPE, CONFIGD
-2-   BASIC SPARES KIT, NETAPP F630
-2-   STORAGE SHELF 2 BASIC SPARES KIT

INCLUDING, BUT NOT LIMITED TO, REPLACEMENT PARTS, SUBSTITUTIONS, ADDITIONS, ACCESSORIES, AND PROCEEDS THEREOF.

This Schedule 'A' is attached to and made a part of R.C.C. FINANCE GROUP LTD. lease #_________ and constitutes a true and accurate description of the equipment.

R.C.C. FINANCE GROUP LTD.                      GLOBECOMM, INC.
(Lessor)                                       (Lessee)


                                               /s/ Gary Millin
-------------------------------------          ---------------------------------

                            CERTIFICATE OF AUTHORITY
                                FOR BILL OF SALE

R.C.C. FINANCE GROUP LTD.
1086 TEANECK ROAD
TEANECK, NEW JERSEY 07666

      The undersigned certifies to R.C.C. FINANCE GROUP LTD. (RCC) that the following resolution was duly adopted by the Board of Directors of GLOBECOMM, INC., a corporation existing under the laws of ____________, at a meeting duly held _______________________,19____,that the same has not been modified or rescinded and is not in conflict with any provision of the charter, by-laws or any agreement of said Corporation:

      "RESOLVED that the sale of certain assets by this Corporation to RCC is hereby approved, and any officer of this Corporation is authorized, in the name and on behalf of this Corporation, to execute and deliver to RCC a Bill of Sale covering such assets, at such price, and containing such other terms and provisions, as may be approved by the officer executing the same, his execution thereof to be deemed conclusive evidence of such approval, and any officer for this Corporation is also authorized, in the name and on behalf of this Corporation, to execute and deliver such documents and take such other action as he may deem necessary or advisable to effectuate and perform such Bill of Sale."

The undersigned further certifies that the officers of said Corporation and the respective official positions held by them are:


President                                       /s/ Gary Millin
--------------------------------------------------------------------------------
                                                Specimen Signature


Vice President
--------------------------------------------------------------------------------
                                                Specimen Signature


Treasurer
--------------------------------------------------------------------------------
                                                Specimen Signature


Secretary          Gerry Gorman                  /s/ Gerry Gorman
--------------------------------------------------------------------------------
                                                Specimen Signature

Signed and sealed this ______ day of ____________, 19_____


(Corporate Seal)                          /s/ Gerry Gorman
                                          --------------------------------------
                                          Secretary

I, the undersigned, President of the corporation above named, do hereby certify that the foregoing certificate is in all respects true and contains a true copy of the resolutions adopted by the Board of Directors of said corporation.


                                          /s/ Gary Millin
                                          --------------------------------------
                                          President

                             EQUIPMENT SCHEDULE "C"

Schedule referred to in and made a part of agreement by and between R.C.C. FINANCE GROUP LTD. as buyer and GLOBECOMM, INC. as seller.

            EQUIPMENT LOCATION:     11 BROADWAY
                                    NEW YORK, NY 10004

QTY   DESCRIPTION                                                       SERIAL #

-2-   NETAPP F630 FILER INCLUDING BUT NOT LIMITED TO:
      -1-   NETWORK KIT, SHIPPING, RACK MOUNT UNIT, F520
      -1-   NETWORK SERVER, NETAPP F630, BASE CONFIGURATION
      -1-   NETWORK 512 MB ECC SYSTEM MEMORY FOR F6XX
      -1-   NETWORK NVRAM-2 ADAPTER WITH 32MB
      -52-  NETWORK 9 GB W ULTRASCSI DISK DRIVE FOR SHELF 2
      -4-   NETWORK DUAL STORAGESHELF 2, W/O DRIVES, FWD
      -2-   NETWORK DUAL CHANNEL WIDE/DIFF SCSI ADAPTER, F6XX
      -1-   NETWORK NFS SOFTWARE, NETAPP F520
      -1-   NETWORK 10/100 VBASE-T NETWORK INTERFACE
      -1-   4-PORT 10/100 BASE-T NETWORK INTERFACE
      -1-   NETWORK DOC PACKAGE, F500, DATA ONTAP VERSION 4.3
      -1-   NETWORK FAST WIDE SCSI ADAPTER FOR TAPE, CONFIGD
-2-   BASIC SPARES KIT, NETAPP F630
-2-   STORAGE SHELF 2 BASIC SPARES KIT

This Schedule 'C' is attached to and made a part of Bill of Sale #__________ by and between R.C.C. FINANCE GROUP LTD. as Buyer and GLOBECOMM, INC. as Seller and constitutes a true and accurate description of the equipment.

R.C.C. FINANCE GROUP LTD.                 GLOBECOMM, INC.
(Buyer)                                   (Seller)


                                          /s/ Gary Millin
-----------------------------------       --------------------------------------

                            CERTIFICATE OF AUTHORITY
                               FOR EQUIPMENT LEASE

R.C.C. FINANCE GROUP LTD.
1086 TEANECK ROAD
TEANECK, NEW JERSEY 07666

      The undersigned certifies to R.C.C. FINANCE GROUP LTD. (RCC) that the following resolution was duly adopted by the Board of Directors of GLOBECOMM, INC., a corporation existing under the laws of _____________________ at a meeting duly held on ____________,19____; that the same has not been modified or rescinded and is not in conflict with any provision of the charter, bylaws, or any agreement of said corporation:

            "RESOLVED that the lease of certain equipment by this Corporation from RCC is hereby approved, and any officer of this Corporation is authorized, in the name and on behalf of this Corporation, to execute and deliver to RCC a lease covering such equipment, at such rental, and containing such other terms and provisions, as may be approved by the officer executing the same, his execution thereof to be deemed conclusive evidence of such approval, and any officer for this Corporation is also authorized, in the name and on behalf of this Corporation, to execute and deliver such documents and take such other action as he may deem necessary or advisable to effectuate and perform such lease."

The undersigned further certifies that the duly elected officers and/or authorized officials of said Corporation and the respective offices held by them are:


President           Gary Millin                  /s/ Gary Millin
--------------------------------------------------------------------------------
                                                Specimen Signature


Vice President
--------------------------------------------------------------------------------
                                                Specimen Signature


Treasurer
--------------------------------------------------------------------------------
                                                Specimen Signature


Secretary        Gerry Gorman                    /s/ Gerry Gorman
--------------------------------------------------------------------------------
                                                Specimen Signature

Signed and sealed this ______ day of ____________, 19_____


(Corporate Seal)                          /s/ Gerry Gorman
                                          --------------------------------------
                                          Secretary

I, the undersigned, President of the corporation above named, do hereby certify that the foregoing certificate is in all respects true and contains a true copy of the resolutions adopted by the Board of Directors of said corporation.


                                          /s/ Gary Millin
                                          --------------------------------------
                                          President

[BAR CODE OMITTED]
This Financing Statement is Presented to a Filing
Officer for filing pursuant to the Uniform Commercial code.     0093262000028000
--------------------------------------------------------------------------------

No. of Additional
Sheets Presented:                   3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):
GlobeComm, Inc.

11 Broadway, Suite 660
New York, NY 10004
13-3787073

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)
R.C.C. Finance Group Ltd.

1086 Teaneck Road, Suite 5C
Teaneck, NJ 07666
13-3053144
--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

   The items described on Equipment Schedule 'A', which is annexed hereto and made a part hereof.

|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)

--------------------------------------------------------------------------------
7. Filed With: NEW YORK
   |_| The described crops are growing or to be grown on;*
   |_| The described goods are or are to affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below)
--------------------------------------------------------------------------------
8. Describe Real Estate Here:          |_| This statements is to be indexed in
                                           the Real Estate Records:

No. & Street      Town or City      County      Section      Block      Lot
--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
10. This statements is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
    |_| under a security agreement signed by debtor authorizing secured party to file this statement, or
    |_| which is proceeds of the original collateral described above in which a security interest was perfected, or
    |_| acquired after a change of name, identity or corporate structure of the debtor, or already subject to a security interest in another jurisdiction:
        |_| as to which the filing has lapsed, or |_| when the collateral was brought into the state, or |_| when the debtor's location was changed to this state.

    GlobeComm, Inc.                     R.C.C. Finance Group, Ltd.
----------------------------------      ----------------------------------------


By  /s/ Gary Millin                     By
----------------------------------      ----------------------------------------
    Signature(s) of Debtor(s)              Signature(s) of Secured Party(ies)

(4) FILE COPY - DEBTOR(S)

        STANDARD FORM - UCC 1 Approved by Secretary of State of New York

    Prepared with UCC Direct for Windows Data File Services, Inc., P.O. Box 275,
                                     Van Nuys, CA, 91408-0275 Tel (818) 909-2200

                           Return Acknowledgement To:

[BAR CODE OMITTED]
This Financing Statement is Presented to a Filing
Officer for filing pursuant to the Uniform Commercial code.     0093262000028000
--------------------------------------------------------------------------------

No. of Additional
Sheets Presented:                   3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):
GlobeComm, Inc.

11 Broadway, Suite 660
New York, NY 10004
13-3787073

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)
R.C.C. Finance Group Ltd.

1086 Teaneck Road, Suite 5C
Teaneck, NJ 07666
13-3053144
--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

   The items described on Equipment Schedule 'A', which is annexed hereto and made a part hereof.

|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)

--------------------------------------------------------------------------------
7. Filed With: NEW YORK
   |_| The described crops are growing or to be grown on;*
   |_| The described goods are or are to affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below)
--------------------------------------------------------------------------------
8. Describe Real Estate Here:          |_| This statements is to be indexed in
                                           the Real Estate Records:

No. & Street      Town or City      County      Section      Block      Lot
--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
10. This statements is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
    |_| under a security agreement signed by debtor authorizing secured party to file this statement, or
    |_| which is proceeds of the original collateral described above in which a security interest was perfected, or
    |_| acquired after a change of name, identity or corporate structure of the debtor, or already subject to a security interest in another jurisdiction:
        |_| as to which the filing has lapsed, or |_| when the collateral was brought into the state, or |_| when the debtor's location was changed to this state.

    GlobeComm, Inc.                     R.C.C. Finance Group, Ltd.
----------------------------------      ----------------------------------------


By  /s/ Gary Millin                     By
----------------------------------      ----------------------------------------
    Signature(s) of Debtor(s)              Signature(s) of Secured Party(ies)

        STANDARD FORM - UCC 1 Approved by Secretary of State of New York

    Prepared with UCC Direct for Windows Data File Services, Inc., P.O. Box 275,
                                     Van Nuys, CA, 91408-0275 Tel (818) 909-2200

                           Return Acknowledgement To:

[BAR CODE OMITTED]
This Financing Statement is Presented to a Filing
Officer for filing pursuant to the Uniform Commercial code.     0093262000028000
--------------------------------------------------------------------------------

No. of Additional
Sheets Presented:                   3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):
GlobeComm, Inc.

11 Broadway, Suite 660
New York, NY 10004
13-3787073

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)
R.C.C. Finance Group Ltd.

1086 Teaneck Road, Suite 5C
Teaneck, NJ 07666
13-3053144
--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

   The items described on Equipment Schedule 'A', which is annexed hereto and made a part hereof.

|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)

--------------------------------------------------------------------------------
7. Filed With: NEW YORK
   |_| The described crops are growing or to be grown on;*
   |_| The described goods are or are to affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below)
--------------------------------------------------------------------------------
8. Describe Real Estate Here:          |_| This statements is to be indexed in
                                           the Real Estate Records:

No. & Street      Town or City      County      Section      Block      Lot
--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
10. This statements is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
    |_| under a security agreement signed by debtor authorizing secured party to file this statement, or
    |_| which is proceeds of the original collateral described above in which a security interest was perfected, or
    |_| acquired after a change of name, identity or corporate structure of the debtor, or already subject to a security interest in another jurisdiction:
        |_| as to which the filing has lapsed, or |_| when the collateral was brought into the state, or |_| when the debtor's location was changed to this state.

    GlobeComm, Inc.                     R.C.C. Finance Group, Ltd.
----------------------------------      ----------------------------------------


By  /s/ Gary Millin                     By
----------------------------------      ----------------------------------------
    Signature(s) of Debtor(s)              Signature(s) of Secured Party(ies)

(2) FILING OFFICER COPY - ACKNOWLEDGEMENT

        STANDARD FORM - UCC 1 Approved by Secretary of State of New York

    Prepared with UCC Direct for Windows Data File Services, Inc., P.O. Box 275,
                                     Van Nuys, CA, 91408-0275 Tel (818) 909-2200

                           Return Acknowledgement To:

[BAR CODE OMITTED]
This Financing Statement is Presented to a Filing
Officer for filing pursuant to the Uniform Commercial code.     0093262000028000
--------------------------------------------------------------------------------

No. of Additional
Sheets Presented:                   3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):
GlobeComm, Inc.

11 Broadway, Suite 660
New York, NY 10004
13-3787073

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)
R.C.C. Finance Group Ltd.

1086 Teaneck Road, Suite 5C
Teaneck, NJ 07666
13-3053144
--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

   The items described on Equipment Schedule 'A', which is annexed hereto and made a part hereof.

|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)

--------------------------------------------------------------------------------
7. Filed With: NEW YORK
   |_| The described crops are growing or to be grown on;*
   |_| The described goods are or are to affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below)
--------------------------------------------------------------------------------
8. Describe Real Estate Here:          |_| This statements is to be indexed in
                                           the Real Estate Records:

No. & Street      Town or City      County      Section      Block      Lot
--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
10. This statements is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
    |_| under a security agreement signed by debtor authorizing secured party to file this statement, or
    |_| which is proceeds of the original collateral described above in which a security interest was perfected, or
    |_| acquired after a change of name, identity or corporate structure of the debtor, or already subject to a security interest in another jurisdiction:
        |_| as to which the filing has lapsed, or |_| when the collateral was brought into the state, or |_| when the debtor's location was changed to this state.

    GlobeComm, Inc.                     R.C.C. Finance Group, Ltd.
----------------------------------      ----------------------------------------


By  /s/ Gary Millin                     By
----------------------------------      ----------------------------------------
    Signature(s) of Debtor(s)              Signature(s) of Secured Party(ies)

(1) FILING OFFICER COPY - NUMERICAL

        STANDARD FORM - UCC 1 Approved by Secretary of State of New York

    Prepared with UCC Direct for Windows Data File Services, Inc., P.O. Box 275,
                                     Van Nuys, CA, 91408-0275 Tel (818) 909-2200

                           Return Acknowledgement To:

[BAR CODE OMITTED]
This Financing Statement is Presented to a Filing
Officer for filing pursuant to the Uniform Commercial code.     0093262000028000
--------------------------------------------------------------------------------

No. of Additional
Sheets Presented:                   3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):
GlobeComm, Inc.

11 Broadway, Suite 660
New York, NY 10004
13-3787073

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)
R.C.C. Finance Group Ltd.

1086 Teaneck Road, Suite 5C
Teaneck, NJ 07666
13-3053144
--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

   The items described on Equipment Schedule 'A', which is annexed hereto and made a part hereof.

|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)

--------------------------------------------------------------------------------
7. Filed With: NEW YORK
   |_| The described crops are growing or to be grown on;*
   |_| The described goods are or are to affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below)
--------------------------------------------------------------------------------
8. Describe Real Estate Here:          |_| This statements is to be indexed in
                                           the Real Estate Records:

No. & Street      Town or City      County      Section      Block      Lot
--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
10. This statements is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
    |_| under a security agreement signed by debtor authorizing secured party to file this statement, or
    |_| which is proceeds of the original collateral described above in which a security interest was perfected, or
    |_| acquired after a change of name, identity or corporate structure of the debtor, or already subject to a security interest in another jurisdiction:
        |_| as to which the filing has lapsed, or |_| when the collateral was brought into the state, or |_| when the debtor's location was changed to this state.

    GlobeComm, Inc.                     R.C.C. Finance Group, Ltd.
----------------------------------      ----------------------------------------


By  /s/ Gary Millin                     By
----------------------------------      ----------------------------------------
    Signature(s) of Debtor(s)              Signature(s) of Secured Party(ies)

(1) FILING OFFICER COPY - NUMERICAL

        STANDARD FORM - UCC 1 Approved by Secretary of State of New York

    Prepared with UCC Direct for Windows Data File Services, Inc., P.O. Box 275,
                                     Van Nuys, CA, 91408-0275 Tel (818) 909-2200

                           Return Acknowledgement To:

[BAR CODE OMITTED]
This Financing Statement is Presented to a Filing
Officer for filing pursuant to the Uniform Commercial code.     0093262000028000
--------------------------------------------------------------------------------

No. of Additional
Sheets Presented:                   3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):
GlobeComm, Inc.

11 Broadway, Suite 660
New York, NY 10004
13-3787073

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)
R.C.C. Finance Group Ltd.

1086 Teaneck Road, Suite 5C
Teaneck, NJ 07666
13-3053144
--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

   The items described on Equipment Schedule 'A', which is annexed hereto and made a part hereof.

|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)

--------------------------------------------------------------------------------
7. Filed With: NEW YORK
   |_| The described crops are growing or to be grown on;*
   |_| The described goods are or are to affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below)
--------------------------------------------------------------------------------
8. Describe Real Estate Here:          |_| This statements is to be indexed in
                                           the Real Estate Records:

No. & Street      Town or City      County      Section      Block      Lot
--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
10. This statements is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
    |_| under a security agreement signed by debtor authorizing secured party to file this statement, or
    |_| which is proceeds of the original collateral described above in which a security interest was perfected, or
    |_| acquired after a change of name, identity or corporate structure of the debtor, or already subject to a security interest in another jurisdiction:
        |_| as to which the filing has lapsed, or |_| when the collateral was brought into the state, or |_| when the debtor's location was changed to this state.

    GlobeComm, Inc.                     R.C.C. Finance Group, Ltd.
----------------------------------      ----------------------------------------


By  /s/ Gary Millin                     By
----------------------------------      ----------------------------------------
    Signature(s) of Debtor(s)              Signature(s) of Secured Party(ies)

(2) FILING OFFICER COPY - ACKNOWLEDGEMENT

        STANDARD FORM - UCC 1 Approved by Secretary of State of New York

    Prepared with UCC Direct for Windows Data File Services, Inc., P.O. Box 275,
                                     Van Nuys, CA, 91408-0275 Tel (818) 909-2200

                           Return Acknowledgement To:

[BAR CODE OMITTED]
This Financing Statement is Presented to a Filing
Officer for filing pursuant to the Uniform Commercial code.     0093262000028000
--------------------------------------------------------------------------------

No. of Additional
Sheets Presented:                   3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):
GlobeComm, Inc.

11 Broadway, Suite 660
New York, NY 10004
13-3787073

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)
R.C.C. Finance Group Ltd.

1086 Teaneck Road, Suite 5C
Teaneck, NJ 07666
13-3053144
--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

   The items described on Equipment Schedule 'A', which is annexed hereto and made a part hereof.

|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)

--------------------------------------------------------------------------------
7. Filed With: NEW YORK
   |_| The described crops are growing or to be grown on;*
   |_| The described goods are or are to affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below)
--------------------------------------------------------------------------------
8. Describe Real Estate Here:          |_| This statements is to be indexed in
                                           the Real Estate Records:

No. & Street      Town or City      County      Section      Block      Lot
--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
10. This statements is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
    |_| under a security agreement signed by debtor authorizing secured party to file this statement, or
    |_| which is proceeds of the original collateral described above in which a security interest was perfected, or
    |_| acquired after a change of name, identity or corporate structure of the debtor, or already subject to a security interest in another jurisdiction:
        |_| as to which the filing has lapsed, or |_| when the collateral was brought into the state, or |_| when the debtor's location was changed to this state.

    GlobeComm, Inc.                     R.C.C. Finance Group, Ltd.
----------------------------------      ----------------------------------------


By  /s/ Gary Millin                     By
----------------------------------      ----------------------------------------
    Signature(s) of Debtor(s)              Signature(s) of Secured Party(ies)

        STANDARD FORM - UCC 1 Approved by Secretary of State of New York

    Prepared with UCC Direct for Windows Data File Services, Inc., P.O. Box 275,
                                     Van Nuys, CA, 91408-0275 Tel (818) 909-2200

                           Return Acknowledgement To:

[BAR CODE OMITTED]
This Financing Statement is Presented to a Filing
Officer for filing pursuant to the Uniform Commercial code.     0093262000028000
--------------------------------------------------------------------------------

No. of Additional
Sheets Presented:                   3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):
GlobeComm, Inc.

11 Broadway, Suite 660
New York, NY 10004
13-3787073

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)
R.C.C. Finance Group Ltd.

1086 Teaneck Road, Suite 5C
Teaneck, NJ 07666
13-3053144
--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

   The items described on Equipment Schedule 'A', which is annexed hereto and made a part hereof.

|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)

--------------------------------------------------------------------------------
7. Filed With: NEW YORK
   |_| The described crops are growing or to be grown on;*
   |_| The described goods are or are to affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below)
--------------------------------------------------------------------------------
8. Describe Real Estate Here:          |_| This statements is to be indexed in
                                           the Real Estate Records:

No. & Street      Town or City      County      Section      Block      Lot
--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
10. This statements is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
    |_| under a security agreement signed by debtor authorizing secured party to file this statement, or
    |_| which is proceeds of the original collateral described above in which a security interest was perfected, or
    |_| acquired after a change of name, identity or corporate structure of the debtor, or already subject to a security interest in another jurisdiction:
        |_| as to which the filing has lapsed, or |_| when the collateral was brought into the state, or |_| when the debtor's location was changed to this state.

    GlobeComm, Inc.                     R.C.C. Finance Group, Ltd.
----------------------------------      ----------------------------------------


By  /s/ Gary Millin                     By
----------------------------------      ----------------------------------------
    Signature(s) of Debtor(s)              Signature(s) of Secured Party(ies)

(4) FILE COPY - DEBTOR(S)

        STANDARD FORM - UCC 1 Approved by Secretary of State of New York

    Prepared with UCC Direct for Windows Data File Services, Inc., P.O. Box 275,
                                     Van Nuys, CA, 91408-0275 Tel (818) 909-2200

                           Return Acknowledgement To:

R.C.C. FINANCE GROUP LTD.
1086 TEANECK ROAD SUITE 5C                                  LEASE NO. 981052
TEANECK, NEW JERSEY 07632                                             ----------
201-833-4480
(Hereinafter called "Lessor")

                                 LEASE AGREEMENT

1.

  INAME, INC.                                     SALE AND LEASE BACK
  11 BROADWAY, SUITE 660
  NEW YORK, NY 10004-1303
  (Hereinafter Called "Lessee")                   (Hereinafter Called
                                                  "Supplier")

  Contact: GARY MILLIN                            Contact:
  Telephone: 212-425-3477                         Telephone:

--------------------------------------------------------------------------------
QUANTITY      DESCRIPTION OF LEASED EQUIPMENT (Hereinafter Called "equipment")
--------------------------------------------------------------------------------
           THE ITEMS DESCRIBED ON EQUIPMENT SCHEDULE "A", WHICH IS ANNEXED HERETO AND MADE A PART HEREOF.

--------------------------------------------------------------------------------

2.                             TERMS OF RENTAL PAYMENTS

-------------------------------------------------------------------------------------------------------------
Term of    No. of     Rentals        Amount of Rental         ADDITIONAL PROVISIONS:
Lease      Rental     Payable    Payment In U.S. Currency
           Paymts.
-------------------------------------------------------------------------------------------------------------
60         60         Monthly    $7,613.00                    EQUIPMENT LOCATION:
Months                           Plus all applicable taxes    11 BROADWAY, SUITE 660 NEW YORK, NY 10004
-------------------------------------------------------------------------------------------------------------

3. ADVANCE RENTALS: Lessee shall pay the first month's and last one months' rental in advance upon the execution of this Lease.

4. LEASING: Lessee hereby leases from Lessor, and Lessor hereby leases to Lessee, in accordance with the terms, provisions, covenants and conditions of this lease, the equipment described above and/or in Schedule "A", which is annexed hereto and made a part hereof.

5. TERM AND RENT. The obligations under this lease shall begin upon the date the Lessor orders the equipment to be leased hereunder and shall end upon the full performance and/or observance of each and every term, provision, covenant and condition set forth in this lease. The term of this lease, shall begin on the day the first rental payment is due and shall terminate on the last day of the final rental payment period. Rental payments paid in advance upon execution of this lease shall be deemed to have been earned by Lessor immediately upon Lessor's receipt thereof and shall be applied immediately to satisfy Lessee's obligations to make such payments hereunder. These payments shall not be refundable to Lessee under any circumstances, including (without limitation) any termination of this Lease for any reason prior to the end of its scheduled term in accordance with the terms hereof. The first rental payment shall be due and payable on the first day of the month succeeding delivery of all the equipment and thereafter each payment of the rent shall be consecutively paid on the first day of each payment period. In the event of the delivery of only a part of the equipment, a pro rata portion of the rent shall be paid, until delivery of all of the equipment. All rents shall be paid to Lessor at its address set forth above, or as otherwise directed by Lessor in writing.

6. TIME. Time is hereby made of the essence of this lease and of each and of all its terms, provisions, covenants and conditions.

THIS INSTRUMENT CONSTITUTES THE ENTIRE CONTRACT BETWEEN THE PARTIES HERETO, AND NO REPRESENTATIONS, ORAL OR WRITTEN, SHALL CONSTITUTE AN AMENDMENT, MODIFICATION OR TERMINATION HEREOF UNLESS SIGNED IN WRITING BY AN OFFICER OF THE LESSOR. THIS LEASE AGREEMENT, WHICH CONSISTS OF THREE PAGES, IS NON-CANCELABLE AND IRREVOCABLE AND IS SUBJECT TO THE TERMS, PROVISIONS, COVENANTS AND CONDITIONS PRINTED ABOVE AND ON PAGE 2 AND PAGE 3 WHICH ARE MADE PART HEREOF AND WHICH LESSEE, BY HIS EXECUTION BELOW AND INITIALING OF PAGE 2 AND PAGE 3, ACKNOWLEDGES THAT LESSEE HAS READ AND AGREES TO.

IN WITNESS WHEREOF, THE LESSEE HAS HEREBY EXECUTED THIS LEASE THIS 30 DAY OF DEC., 1998.

ACCEPTED DECEMBER 30, 1998                INAME, INC.

R.C.C. FINANCE GROUP LTD.                 BY: /s/ [ILLEGIBLE], EVP & CFO
                                              ----------------------------------
By /s/ [ILLEGIBLE]                        (Authorized Signature and Title)
   ---------------------------
                                          Attest: /s/ [ILLEGIBLE]
                                                  ------------------------------
                                          Secretary of Corporation or Witness
                                          (if not Corporation)


         PAGE 1 OF 3 PAGE LEASE AGREEMENT (CONTINUED ON FOLLOWING PAGES)

7. SELECTION OF EQUIPMENT; ACCEPTANCE; WARRANTIES; REPRESENTATIONS. Lessee acknowledges that Lessee has selected both the equipment and the Supplier from whom Lessor covenants to purchase the equipment at Lessee's request. Lessee further acknowledges that Lessor has no expertise or special familiarity about or with respect to the equipment and that Lessor did not participate in any way in Lessee's selection of the equipment or of the Supplier. Lessee agrees to accept the equipment if delivered in good repair, and to execute the delivery receipt supplied by Lessor, as evidence thereof. Lessee agrees to hold Lessor harmless from specific performance of this lease and from damages, if, for any reason, the Supplier fails to deliver the equipment so ordered. Lessee agrees that any delay in delivery of the equipment shall not affect the validity of this lease. LESSEE AGREES THAT THE EQUIPMENT LEASED HEREUNDER IS LEASED "AS IS" AND IS OF A SIZE, DESIGN AND CAPACITY SELECTED BY LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSE, AND THAT LESSOR HAS MADE NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE SUITABILITY OR DURABILITY OF SAID EQUIPMENT FOR THE PURPOSES AND USES OF LESSEE, OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT THERETO, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. Lessor hereby assigns, without recourse, to Lessee for and during the term of this lease any applicable factory warranty covering the equipment leased hereunder.

      LESSEE ACKNOWLEDGES AND AGREES THAT NEITHER THE SUPPLIER NOR ANY SALESMAN, EMPLOYEE, REPRESENTATIVE OR AGENT OF THE SUPPLIER IS AN AGENT OR REPRESENTATIVE OF LESSOR, AND THAT NONE OF THE ABOVE ARE AUTHORIZED TO WAIVE OR ALTER ANY TERM, PROVISION, COVENANT OR CONDITION OF THIS LEASE, OR MAKE ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THIS LEASE OR THE EQUIPMENT LEASED HEREUNDER. Lessee further acknowledges and agrees that Lessee, in executing this lease, has relied solely upon the terms, provisions, covenants and conditions contained herein, and any other statements, warranties or representations, if any, by the supplier, or any salesman, employee, representative or agent of the supplier, have not been relied upon, and shall not in any way affect Lessee's obligation to pay the rent and otherwise perform as set forth in this lease.

      THIS LEASE CONSTITUTES A NET LEASE AND LESSEE AGREES THAT ITS OBLIGATIONS TO PAY ALL RENT AND OTHER SUMS PAYABLE HEREUNDER AND THE RIGHTS OF LESSOR AND ITS ASSIGNEE IN AND TO SUCH RENT AND OTHER SUMS, ARE ABSOLUTE AND UNCONDITIONAL AND ARE NOT SUBJECT TO ANY ABATEMENT, REDUCTION, SET OFF, DEFENSE, COUNTERCLAIM OR RECOUPMENT DUE OR ALLEDGED TO BE DUE TO, OR BY REASON OF, ANY PAST, PRESENT OR FUTURE CLAIMS WHICH LESSEE MAY HAVE AGAINST LESSOR, ANY ASSIGNEE, THE MANUFACTURER OR SELLER OF THE EQUIPMENT, OR AGAINST ANY PERSON WHATSOEVER.

      Lessee represents and warrants that: (a) The execution, delivery and performance of the Lease Documents and compliance with the terms thereof do not and will not contravene any law, governmental rule, regulation or order now binding on Lessee, or the charter or by-laws of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound. (b) Each of the Lease Documents, when entered into, will constitute legal, valid and binding obligations of Lessee enforceable against Lessee, in accordance with the terms thereof, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws effecting the enforcement of creditors rights generally. (c) There are no pending actions or proceedings to which Lessee is a party, and there are no other pending or threatened actions or proceedings of which Lessee has knowledge, before any court, arbitrator or administrative agency which would adversely affect the financial condition of Lessee or its ability to perform its obligations under the Lease Documents. Lessee has no knowledge of any default under any obligation for borrowed money which would have the same effect.

8. ERRORS IN ESTIMATED COST: As used in this paragraph "actual cost" means the cost to Lessor of purchasing and delivering the equipment to Lessee, including taxes, transportation charges, and all other expenses and charges. The amount of each rental payment initially set forth above is based on the total cost of the equipment as ordered by Lessor in its purchase order which is an estimate and each shall be adjusted proportionately if the actual cost of the equipment differs from said estimate. Lessee hereby authorizes Lessor to correct the amount of each rental payment when the actual cost is known.

9. LOCATION, INSTALLATION AND USE OF EQUIPMENT. The equipment shall be delivered to Lessee and installed by Lessee at Lessee's own expense, and thereafter kept at the location specified above. Lessee shall not remove the equipment from the aforementioned location without Lessor's prior written consent. Lessee shall use the equipment in a careful and proper manner and shall comply with all laws, regulations and ordinances relating to its possession, use and maintenance. Lessee shall affix the labels supplied by Lessor, upon a visible place on each item of equipment, and maintain the same on each. Lessor shall have the right from time to time during reasonable business hours to enter upon the Lessee's premises for the purpose of inspecting the equipment.

10. MAINTENANCE: Lessee shall, at Lessee's own expense, maintain the equipment in good operating condition, repair and appearance, and protect same from deterioration other than normal wear and tear. LESSEE SPECIFICALLY WAIVES ANY OBLIGATION IMPOSED UPON LESSOR TO MAINTAIN AND/OR REPAIR THE EQUIPMENT.

Lessee shall only use the equipment in the regular course of Lessee's business and within normal capacity. Lessee shall not make any modifications alterations or additions to the equipment without the prior written consent of Lessor, and then, all such modifications, alterations and additions shall belong to Lessor. The equipment shall remain personal property at all times and Lessee shall not so affix the equipment to realty so as to change its nature to real property

11. OWNERSHIP. The equipment is, and shall at all times be and remain, personal property, and title thereto shall remain in Lessor exclusively, notwithstanding that the equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to, or embedded in, or permanently resting upon, real property, or any building thereon, or attached in any manner to that which is permanent, by any means whatsoever. Upon the expiration or termination of this lease, Lessee shall, at Lessee's own expense, promptly return the equipment by delivering it, packed and ready for shipment, to such place or carrier as Lessor may specify in the same condition as received, reasonable wear and tear expected. IT IS THE INTENT OF LESSEE AND OF LESSOR THAT THIS LEASE BE A TRUE LEASE.

12. LOSS OR DAMAGE. Lessee shall bear the entire risk of loss, theft, destruction, damage or disrepair of the equipment or any part thereof for any cause whatsoever. No such loss, damage, theft, destruction or disrepair of the equipment shall relieve Lessee of the obligation to pay rent or from any other obligation under this lease. In the event of any of the above, Lessee, at Lessee's own expense and at Lessor's option, shall either (a) repair the equipment, returning same to its previous condition, unless unrepairable; or (b) replace same with like equipment of equivalent value, in good condition and acceptable to Lessor, which shall become the property of the Lessor; or (c) immediately pay Lessor all rent due and to become due under this lease or such amounts as may be allocated by Lessor to specific items of equipment. All proceeds of insurance received by Lessor as a result of such loss or damage shall, where applicable, be applied toward the replacement or repair of the equipment or the payment of the obligations of Lessee hereunder.

13. INSURANCE. Lessee shall keep the equipment insured against all risks of loss, theft, or damage from every cause whatsoever for its full insurable value, with Lessor as loss payee, and, Lessee shall carry public liability insurance insuring both Lessor and Lessee against damages and claims for personal injury, death and property damage. All such insurance shall be in form, amount and with companies satisfactory to Lessor. Each Policy of Insurance shall provide for 30 days prior written notice of cancellation or modification to Lessor. Lessee shall pay all premiums for such insurance and shall deliver to Lessor the policies of insurance or duplicates thereof, and such other evidence of coverage satisfactory to Lessor. Lessee hereby irrevocably appoints Lessor as Lessee's attorney in fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts received in payment for loss or damage under any such insurance policy. Lessee agrees if Lessee shall fail to procure, maintain and pay for such insurance, Lessor shall have the right, but not the obligation, to obtain such insurance on behalf of and at the expense of Lessee. In the event Lessor does obtain such insurance, Lessee agrees to pay all costs thereof, with the next rental payment.

14. INDEMNITY. Lessee shall, and does hereby, indemnify and save Lessor harmless from any and all losses and/or liability, including, but not limited to STRICT LIABILITY IN TORT, for funds advanced to Supplier, and for taxes, costs and expenses, including reasonable attorneys' fees, arising out of the purchase, ownership, location, installation, possession, leasing, renting, operation, control, use, maintenance, repair, delivery and/or return of the equipment. Lessee shall be credited with any proceeds received by Lessor from insurance policies paid for or obtained by Lessee. The obligations of Lessee under this paragraph shall continue indefinitely.

                                                                 ---------------
                                                                 INITIALS
                                                                 /s/ [ILLEGIBLE]
                                                                 ---------------


         PAGE 2 OF 3 PAGE LEASE AGREEMENT (CONTINUED ON FOLLOWING PAGE)

15. TAXES, FEES AND LIENS. Lessee shall pay all, or reimburse Lessor when invoiced by Lessor for, charges, registration, permit and license fees, assessments, taxes, interest and penalties (local, state and federal) which may now or hereafter be imposed upon the ownership, leasing, rental, maintenance, purchase, possession or use of the equipment, or upon this lease, or the rental payments or any other sums due or to become due hereunder. Lessee shall not rent, sublet, pledge, loan, mortgage, or attempt in any manner to dispose of the equipment or to suffer any liens or legal process to be placed, incurred or levied upon the same. Lessee shall immediately notify Lessor of the occurrence of any of the above; shall pay all sums for taxes, fees, charges, assessments, penalties and interest; and shall keep the equipment free of levies, liens and encumbrances. In the event Lessee does not pay all sums specified above, Lessor has the right, but not the obligation, to pay the same. If the Lessor shall so pay any of the aforementioned, then the Lessee shall remit such amount with the next installment of rent.

16. DEFAULT. If Lessee shall default in the payment of any rent or in the making of any other payment hereunder when due, or in the payment when due of any indebtedness of Lessee to Lessor arising independently of this lease, or in the event of any default, breach or failure to perform or observe any terms, provisions, covenants or conditions contained in this lease or in any other lease or agreement between Lessor and Lessee, or if any proceeding in bankruptcy, reorganization, receivership or insolvency shall be commenced by or against Lessee or Lessee's property or assets, or if Lessee makes an arrangement, extension or any assignment for the benefit of one or more of Lessee's creditors, or if Lessee seeks relief under any other law providing for the relief of debtors, or Lessee, if an individual, dies or is judicially declared incompetent, or any of the above described events occur with respect to any guarantor or any other party liable for payment or performance of this lease, then, and in any of such events, if and to the extent permitted by applicable law, Lessor shall have the right to exercise any one or more of the remedies set forth below.

17. REMEDIES. Upon the happening of any one or more events of default set forth above, Lessor shall have the right without notice or demand, to declare the entire balance of rent due and to become due hereunder, together with such other sums as may be due and payable hereunder, to be immediately due and payable, whereupon the same shall become immediately due and payable; and/or commence an action against Lessee for the total rental payments due and to become due under this lease and for all other sums due or to become due hereunder; and/or without demand or legal process to enter into the premises where the equipment may be found and take possession of and remove same, whereupon all right of Lessee in the equipment shall terminate absolutely; and/or retain all prior payments of rent and of all other sums and the equipment; and/or retain all prior payments of rent and of all other sums and sell the equipment at public or private sale with or without notice to Lessee, at which sale Lessor may be purchaser, and the proceeds of such sale less all expenses incurred by Lessor in connection therewith, including, but not limited to retaking, storing, repairing, reselling, delivering, commissions and reasonable attorney's fees will be applied to the total rent due and to become due for the balance of the term of this lease, and all other sums due or to become due hereunder, with Lessee remaining liable for the balance thereof; and/or retain all prior payments of rent and of all other sums and lease the equipment to another with or without notice to Lessee and the proceeds of such leasing less all expenses incurred by Lessor in connection therewith, including, but not limited to retaking, repairing, delivering, commissions and reasonable attorneys' fees, will be applied to the total rent due and to become due for the balance of the term of this lease, and all other sums due or to become due hereunder, with Lessee remaining liable for the balance thereof; and/or any other remedy in law and/or equity available to Lessor. Lessee shall be liable for all expenses and costs Lessor incurs or may incur in connection with the enforcement of any of its remedies herein, including all collection fees and reasonable attorneys' fees. If Lessee shall fail to pay when due and any rental payment portion thereof or any other sums due or to become due hereunder, Lessee shall pay Lessor a late charge of ten percent (10%) per month of such rent or other sum, but not higher than the maximum amount of interest allowed by law. All the remedies of Lessor hereunder are cumulative and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of the Lessor to exercise, and no delay in exercising any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Lessor of any right or remedy hereunder preclude any other or further exercise of any partially exercised right or remedy or any other right or remedy.

18. WAIVER OF NOTICE AND HEARING. LESSEE HEREIN WAIVES ANY AND ALL RIGHTS TO NOTICE AND TO A HEARING WITH RESPECT TO THE RIGHT OF AND THE REPOSSESSION OF THE EQUIPMENT BY LESSOR IN THE EVENT OF A DEFAULT HEREUNDER BY LESSEE. LESSEE AGREES LESSOR MAY REPOSSESS SAID EQUIPMENT WITHOUT NOTICE AND WITHOUT A HEARING AND WITHOUT OTHER LEGAL PROCESSES, AND LESSEE SPECIFICALLY WAIVES ANY RIGHT TO NOTICE AND TO A HEARING AND TO OTHER LEGAL PROCESSES.

19. ASSIGNMENT. Without Lessor's prior written consent, Lessee shall not assign, transfer, sublet, pledge, hypothecate or otherwise dispose of this lease or any interest herein. Lessor may assign this lease in whole or in part, without notice to Lessee, and such assignee shall have all of the rights but none of the obligations of Lessor under this lease. Lessee shall recognize each such assignment and covenants not to assert against the assignee any defense, counterclaim or setoff that Lessee has or may hereafter have against Lessor, and agrees to pay such rent and other payments due and to become due hereunder to assignee.

20. LAWS GOVERNING. LESSOR and LESSEE agree that this lease shall be deemed to have been made in the State of California regardless of the order in which the signatures of the parties shall be affixed hereto. Lessor and Lessee further agree that this lease shall be interpreted, and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of California except for local recording acts. For the purpose of resolving any issue pertaining to conflict of laws, this lease shall be deemed to have been executed in the State of California and all of the terms, provisions, covenants and conditions contained in this lease is each to be deemed to be and be fully performed and/or observed in the State of California. Lessee hereby agrees that all actions or proceeding arising, directly or indirectly, from this lease shall be litigated, at the option of Lessor, in courts having situs within the State of California and Lessee hereby consents to the jurisdiction of any local, state or federal court selected by Lessor that is located within the State of California and agrees not to disturb such choice of Forum by Lessor.

21. ARBITRATION. At Lessor's sole election, Lessor may submit any matter arising out of or relating to this transaction, including any claim, counterclaim, setoff, or defense, to binding arbitration by the American Arbitration Association in Marin County, California or any other site of our choice. The decision and award of the arbitrator(s) shall be final and binding and may be entered as rendered in any court having jurisdiction thereof.

22. UCC F1LINGS. Lessee agrees to execute UCC Financing Statements and all amendments thereto and authorizes Lessor to file the same. Lessee authorizes Lessor or its agents or assigns to execute and file UCC Financing Statements and all amendments thereto without the Lessee's signature being affixed thereon. Lessee grants to Lessor a specific power of attorney for Lessor to execute and file on Lessee's behalf any document, including, but not limited to, UCC financing statements and all amendments thereto that Lessor deems necessary to perfect or protect Lessor's interest in the equipment or pursuant to the Uniform Commercial Code. Lessee agrees to pay Lessor the costs of filing such UCC Financing Statements and all amendments thereto. Lessee and Lessor intend this transaction to be a True Lease, but if any court or tribunal, having power to bind the Lessee or Lessor, should conclude that all or part of this transaction is not a True Lease but is in the nature of a sale, consignment, or other transaction, the Lessee and Lessor intend and the Lessee hereby grants a continuing security interest in the equipment and proceeds from the sale, rent, or other disposition of the equipment from the date of this agreement to secure the payment of all Lessee's indebtedness to Lessor. No rights or remedies referred to in Article 2A of the Uniform Commercial code will be conferred on Lessee unless expressly granted in this Lease or a Schedule.

23. NOTICE. Any notice, request or other communication to either party by the other will be given in writing and deemed received upon the earlier of actual receipt or three days after mailing if mailed postage prepaid by regular or airmail to Lessor or Lessee, at the address set out on the face of this Lease or, one day after it is sent by courier or facsimile transmission if receipt is verified by the receiving party.

24. MISCELLANEOUS. All obligations of the Lessee if more than one, shall be joint and several. Lessee shall provide Lessor with a copy of Lessee's annual financial statement within ninety (90) days after the close of Lessee's business year. Lessee also authorizes Lessor to amplify the description of the equipment and to correct any and all patent errors or omissions in the typewritten or handwritten portions of this and all related documents. This lease shall be binding upon the parties, their successors, legal representatives and assigns and is a valid and subsisting legal instrument, and no provision which may be deemed unenforceable shall in any way invalidate any other provision or provisions, all of which shall remain in full force and effect. All paragraph headings are inserted for reference purposes only and shall not affect the interpretation or meaning of this agreement.

                                                                 ---------------
                                                                 INITIALS
                                                                 /s/ [ILLEGIBLE]
                                                                 ---------------

                        PAGE 3 OF 3 PAGE LEASE AGREEMENT

                             EQUIPMENT SCHEDULE "A"

Schedule referred to in and made a part of agreement by and between R.C.C. FINANCE GROUP LTD. as buyer and INAME, INC. as lessee

          EQUIPMENT LOCATION:     11 BROADWAY, SUITE 660
                                  NEW YORK, NY 10004

QTY   DESCRIPTION

-1-   PC CONNECTION ACERPOWER T9652WC II266/32MB/4.3/32X
-1-   PC CONNECTION EDO KIT 32MB (2-16MB EDO SIMMS)
-1-   PC CONNECTION ACER AW35 PRO WAVETABLE ENHANCED SOUND BOARD
-5-   PC CONNECTION 17-INCH OPTIQUEST V773 MONITOR
-14-  INTERACTIVE FC-AL 9.1GB 7200RPM 1.6IN DISK
-1-   INTERACTIVE NETWORK APPLIANCE F630 FILER
-1-   INTERACTIVE NFS SOFTWARE FOR F630 SW-F630-NFS
-1-   INTERACTIVE 512MB ECC SYS MEM FOR F630 X322-C
-1-   INTERACTIVE NVRAM-2 WITH 32MB X3253-C
-2-   INTERACTIVE DUAL STORAGE SHELF 2 X617
-26-  INTERACTIVE 9.0GB UW SCSI DISK DRIVE X219C
-8-   INTERACTIVE 11OV 180W POWER SUPPLY X603
-1-   INTERACTIVE DUAL CHANNEL DIFFERENTIAL SCSI ADAPTER X2019A
-2-   INTERACTIVE QUAD 10/100 BASET ADAPTER X1012B
-1-   INTERACTIVE REDUNDANT POWER SUPPLY X7006
-1-   INTERACTIVE POWER CORD KIT X800E
-1-   INTERACTIVE DIGITAL LINK T3 ACCESS MULTIPLEXER DSU WITH
        DOWN-LOADABLE CODE AND 1 HSSI PORT
-3-   ANIXTER CABINET 70 X 19 X 24 FRAME FOR IBM BLUE W/ FRONT TRIM
        & 4 SHELF RAILS
-6-   KRISTA MICRO SEAGATE CHEETAH ST19101W 9GB 10K RPM UW SCSI
-15-  KRISTA M1CRO SEAGATE ST34501W CHEETAH 4.5GB SCSIW 1OKRPM
-1-   KRISTA MICRO 16X72 128MB SDRAM DIMM PC-100 ECC
-1-   KRISTA MICRO MAXTOR DM91152D8 11.5GB 9M5 256K ULTRA IDE
-3-   KRISTA MICRO OPTIQUEST 17" V73 1280X1024 SVGA NI MONITOR
-4-   KRISTA MICRO 16 BIT ISA COMBO COAX/1OBASET ETHERNET CARD
-2-   KRISTA MICRO 32 BIT PCI COMBO COAX/ 10 BASET ETHERNET CARD
-4-   KRISTA MICRO TEAC CD532E 32X 85M5 128K IDE CD-ROM DRIVE
-4-   KRISTA MICRO TEAC 3.5" 1.44M FLOPPY DRIVE OFF-WHITE COLOR
-15-  KRISTA MICRO 7FT UTP 4PR UL PVC CAT5 STRANDED BLUE W/ BOOTS
-6-   KRISTA MICRO 8 0HM 7 WATTS X 2 AMPLIFIED COMPUTER SPEAKER
-1-   KRISTA MICRO MS INTELLI PS/2 1=1BOX (10 PACK)
-100- KRISTA MICRO REMOVABLE RACK FOR SCSI-3 68PIN HARD DRIVES
-5-   KRISTA MICRO ETHERNET 5 PORT WORKGROUP LINKSYS HUB
-6-   KRISTA MICRO 17" VIEWSONIC G773 1280X 1024.26 MONITOR
-6-   KRISTA MICRO 4 X 64 32MB S-DRAM DIMM (168 PINS) W/EPROM
-4-   KRISTA MICRO 21" NEC MULTISYNC P1250+ 12800X1440 MONITOR
-2-   SOLUNET CISCO CATALYST 5000 10/100 BASE TX FAST ETHERNET SWITCHING
-1-   RIGHT NOW WEB LICENSE
-1-   BMC SOFTWARE SQL-BACKTRACK FOR ORACLE PERPETUAL LICENSE
-1-   INTERACTIVE OPT QUAD FASTETHERNET W/ SW
-3-   INTERACTIVE OPT SBUS SFE FWSCSI ADAPTER
-5-   INTERACTIVE OPT SVUS FASTETHERNET 2.0/ SW
-4-   DNA 1 PORT FAST ETHERNET 100BASE MODULE
-1-   DNA CISCO 7505 7-SLOT, 2 CYBUS 1RSP4, SINGLE POWER SUPPLY
-2-   DNA CISCO 7507 DUAL AC POWER SUPPLY OPTION
-1-   DNA 11.2.13 RSP1/RSP2/RSP4 IOS IP ON FEATURE SET
-2-   DNA HSSI INTERFACE PROCESSOR
-2-   DNA 20 VERSATILE INTERFACE PROCESSOR MODEL 40
-1-   DNA 1-PORT ATM ENHANCED DS3 PORT ADAPTER
-2-   DNA 24 PORT 10/100 SWITCHING MODULE
-2-   DNA 24 PORT 10/100 SWITCHING MODULE
-2-   DNA REDUNDENT POWER SUPPLY
-2-   DNA WS-C55OO CHAS, SUP III W/2 PORT MMF FEC UL, AC P/S
-1-   DNA VERSATILE INTERFACE PROCESSOR MODEL 15
-1-   DATA COMM POWER MAC G3/266MHZ 32MB/6.0GB HD/24XCD/ S/N: SXB8242LQCY5

                                                         INITIAL /s/ [ILLEGIBLE]
                                                                 ---------------

QTY   DESCRIPTION

-1-   COMPUTER STORAGE ARRAY S/N: 535FOCDF
-6-   COMPUTER 4.2-GBYTE LOW PROFILE S/N: 68057, 03523, 69877, 03160, 70249,
       27562
-1-   COMPUTER SPARC 20 BASE UNIT S/N:425F5812
-2-   COMPUTER ROSS DUAL 125 W/IMB CAC
-8-   COMPUTER 3RD PARTY 64MB SIMM
-2-   COMPUTER 2.1-GBYTE LOW PROFILE
-2-   COMPUTER 12 BAY SUN ENCLOSURE
-10-  COMPUTER SPARC 20 DRIVE BRACKET
-1-   COMPUTER SPARC 20 BASE UNIT

INCLUDING, BUT NOT LIMITED TO, REPLACEMENT PARTS, SUBSTITUTIONS, ADDITIONS, ACCESSORIES, AND PROCEEDS THEREOF.

This Schedule 'A' is attached to and made a part of R.C.C. FINANCE GROUP LTD. lease #981052 and constitutes a true and accurate description of the equipment.

R.C.C. FINANCE GROUP LTD.               INAME, INC.
(Lessor)                                (Lessee)

/s/ [ILLEGIBLE]                         /s/ [ILLEGIBLE]
--------------------------------        ----------------------------------------

                                                          BILL OF SALE # B981052

                                  BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, That INAME INC., hereinafter called the seller, in consideration of the sum of THREE HUNDRED SIXTEEN THOUSAND FIVE HUNDRED AND 00/100 -- Dollars ($316,500.00) to the seller paid, the receipt whereby hereof is acknowledged, hereby does grant, bargain, sell, transfer and deliver unto R.C.C. FINANCE GROUP LTD., hereinafter called the buyer, the following described personal property now located at 11 BROADWAY, SUITE 660 NEW YORK, NY 10004 in New York County, State of New York

THE ITEMS DESCRIBED ON EQUIPMENT SCHEDULE 'C', WHICH IS ANNEXED HERETO AND MADE A PART HEREOF.

TO HAVE AND TO HOLD the same unto the said buyer and buyer's heirs, executors, administrators, successors and assigns forever.

And the seller hereby covenants and agrees to and with the said buyer and to and with the buyers successors in interest and assigns that seller is the owner of the above described personal property; that the same is free from all encumbrances; and that seller has a good right to sell the same; and that seller will and seller's heirs, executors, administrators and successors shall warrant and forever defend this sale against the lawful claims and demands of all persons whomever.

In construing this bill of sale and where the context so requires, the singular includes the plural and all grammatical changes shall be made so that this instrument shall apply equally to individuals and to corporations.

IN WITNESS WHEREOF, the seller has hereunto executed this document; if the undersigned seller is a corporation, it has caused its name to be signed and its seal affixed by an officer or other person duly authorized to do so by order of its board of directors.

Dated DEC 30, 1998.                       INAME, INC.
      ------
                                          by: /s/ D[ILLEGIBLE] McClister
                                              ----------------------------------

(Corporate Seal)

STATE OF    NEW JERSEY
        ---------------
COUNTY OF   BERGEN
          ----------

I, D. McClister, being first duly sworn depose and say: that I am EXEC VP & CFO of INAME, INC., the seller of the property described in the foregoing bill of sale; that seller is the sole owner of said property; that the same has been paid for in full and that as of this date said personal property and each and every part thereof is free and clear of all liens, encumbrances and security interests of any kind or nature

                                INAME, INC.

                                by: /s/ D[ILLGEGIBLE] McClister
                                         ----------------------------------

Subscribed and sworn to before December 30, 1998
                               ------------   --
                                X /s/ [ILLEGIBLE]
                                       ------------------------------------
                                Notary Public for
                                                  -------------------------
                                My commission expires
                                                      ---------------------

                                  [ILLEGIBLE]
                        Notary Public State of New Jersey
                                   No. 2109965
                           Certified in Bergen County
                        Commission Expires March 20, 2003

                             EQUIPMENT SCHEDULE "C"

Schedule referred to in and made a part of agreement by and between R.C.C. FINANCE GROUP LTD. as buyer and INAME, INC. as seller.

          EQUIPMENT LOCATION:     11 BROADWAY, SUITE 660
                                  NEW YORK, NY 10004

QTY   DESCRIPTION

-1-   PC CONNECTION ACERPOWER T9652WC II266/32MB/4.3/32X
-1-   PC CONNECTION EDO KIT 32MB (2-16MB EDO SIMMS)
-1-   PC CONNECTION ACER AW35 PRO WAVETABLE ENHANCED SOUND BOARD
-5-   PC CONNECTION 17-INCH OPTIQUEST V773 MONITOR
-14-  INTERACTIVE FC-AL 9.1GB 7200RPM 1.6IN DISK
-1-   INTERACTIVE NETWORK APPLIANCE F630 FILER
-1-   INTERACTIVE NFS SOFTWARE FOR F630 SW-F630-NFS
-1-   INTERACTIVE 512MB ECC SYS MEM FOR F630 X322-C
-1-   INTERACTIVE NVRAM-2 WITH 32MB X3253-C
-2-   INTERACTIVE DUAL STORAGE SHELF 2 X617
-26-  INTERACTIVE 9.0GB UW SCSI DISK DRIVE X219C
-8-   INTERACTIVE 11OV 180W POWER SUPPLY X603
-1-   INTERACTIVE DUAL CHANNEL DIFFERENTIAL SCSI ADAPTER X2019A
-2-   INTERACTIVE QUAD 10/100 BASET ADAPTER X1012B
-1-   INTERACTIVE REDUNDANT POWER SUPPLY X7006
-1-   INTERACTIVE POWER CORD KIT X800E
-1-   INTERACTIVE DIGITAL LINK T3 ACCESS MULTIPLEXER DSU WITH
        DOWN-LOADABLE CODE AND 1 HSSI PORT
-3-   ANIXTER CABINET 70 X 19 X 24 FRAME FOR IBM BLUE W/ FRONT TRIM
        & 4 SHELF RAILS
-6-   KRISTA MICRO SEAGATE CHEETAH ST19101W 9GB 10K RPM UW SCSI
-15-  KRISTA M1CRO SEAGATE ST34501W CHEETAH 4.5GB SCSIW 1OKRPM
-1-   KRISTA MICRO 16X72 128MB SDRAM DIMM PC-100 ECC
-1-   KRISTA MICRO MAXTOR DM91152D8 11.5GB 9MS 256K ULTRA IDE
-3-   KRISTA MICRO OPTIQUEST 17" V73 1280X1024 SVGA NI MONITOR
-4-   KRISTA MICRO 16 BIT ISA COMBO COAX/1OBASET ETHERNET CARD
-2-   KRISTA MICRO 32 BIT PCI COMBO COAX/ 10 BASET ETHERNET CARD
-4-   KRISTA MICRO TEAC CD532E 32X 85MS 128K IDE CD-ROM DRIVE
-4-   KRISTA MICRO TEAC 3.5" 1.44M FLOPPY DRIVE OFF-WHITE COLOR
-15-  KRISTA MICRO 7FT UTP 4PR UL PVC CAT5 STRANDED BLUE W/ BOOTS
-6-   KRISTA MICRO 8 0HM 7 WATTS X 2 AMPLIFIED COMPUTER SPEAKER
-1-   KRISTA MICRO MS INTELLI PS/2 1=1BOX (10 PACK)
-100- KRISTA MICRO REMOVABLE RACK FOR SCSI-3 68PIN HARD DRIVES
-5-   KRISTA MICRO ETHERNET 5 PORT WORKGROUP LINKSYS HUB
-6-   KRISTA MICRO 17" VIEWSONIC G773 1280X 1024.26 MONITOR
-6-   KRISTA MICRO 4 X 64 32MB S-DRAM DIMM (168 PINS) W/EPROM
-4-   KRISTA MICRO 21" NEC MULTISYNC P1250+ 12800X1440 MONITOR
-2-   SOLUNET CISCO CATALYST 5000 10/100 BASE TX FAST ETHERNET SWITCHING
-1-   RIGHT NOW WEB LICENSE
-1-   BMC SOFTWARE SQL-BACKTRACK FOR ORACLE PERPETUAL LICENSE
-1-   INTERACTIVE OPT QUAD FASTETHERNET W/ SW
-3-   INTERACTIVE OPT SBUS SFE FWSCSI ADAPTER
-5-   INTERACTIVE OPT SVUS FASTETHERNET 2.0/ SW
-4-   DNA 1 PORT FAST ETHERNET 100BASE MODULE
-1-   DNA CISCO 7505 7-SLOT, 2 CYBUS 1RSP4, SINGLE POWER SUPPLY
-2-   DNA CISCO 7507 DUAL AC POWER SUPPLY OPTION
-1-   DNA 11.2.13 RSP1/RSP2/RSP4 IOS IP ON FEATURE SET
-2-   DNA HSSI INTERFACE PROCESSOR
-2-   DNA 20 VERSATILE INTERFACE PROCESSOR MODEL 40
-1-   DNA 1-PORT ATM ENHANCED DS3 PORT ADAPTER
-2-   DNA 24 PORT 10/100 SWITCHING MODULE
-2-   DNA 24 PORT 10/100 SWITCHING MODULE
-2-   DNA REDUNDENT POWER SUPPLY
-2-   DNA WS-C55OO CHAS, SUP III W/2 PORT MMF FEC UL, AC P/S
-1-   DNA VERSATILE INTERFACE PROCESSOR MODEL 15
-1-   DATA COMM POWER MAC G3/266MHZ 32MB/6.0GB HD/24XCD/ S/N: SXB8242LQCY5

                                                         INITIAL /s/ [ILLEGIBLE]
                                                                 ---------------

QTY   DESCRIPTION

-1-   COMPUTER STORAGE ARRAY S/N: 535FOCDF
-6-   COMPUTER 4.2-GBYTE LOW PROFILE S/N: 68057, 03523, 69877, 03160, 70249,
       27562
-1-   COMPUTER SPARC 20 BASE UNIT S/N:425F5812
-2-   COMPUTER ROSS DUAL 125 W/IMB CAC
-8-   COMPUTER 3RD PARTY 64MB SIMM
-2-   COMPUTER 2.1-GBYTE LOW PROFILE
-2-   COMPUTER 12 BAY SUN ENCLOSURE
-10-  COMPUTER SPARC 20 DRIVE BRACKET
-1-   COMPUTER SPARC 20 BASE UNIT

INCLUDING, BUT NOT LIMITED TO, REPLACEMENT PARTS, SUBSTITUTIONS, ADDITIONS, ACCESSORIES, AND PROCEEDS THEREOF.

This Schedule 'C' is attached to and made a part of Bill of Sale #B981052 by and between R.C.C. FINANCE GROUP LTD. as Buyer and INAME, INC. as Seller and constitutes a true and accurate description of the equipment.

R.C.C. FINANCE GROUP LTD.               INAME, INC.
(Buyer)                                 (Seller)

/s/ [ILLEGIBLE]                         /s/ [ILLEGIBLE]
---------------------------------       ----------------------------------------

                               OPTION TO PURCHASE

ADDENDUM ANNEXED TO AND MADE PART OF LEASE AGREEMENT #981052, BY AND BETWEEN R.C.C. FINANCE GROUP LTD. ("LESSOR") AND INAME, INC. ("LESSEE")

Provided that Lessee shall have made all payments due under the above referenced Lease and provided, further, that there is no default in compliance with any of the terms or conditions thereof, Lessee shall have the option to purchase the Equipment covered by and described in said Lease, in whole and not in part, in its then condition and at its then location, on an "as-is, where is" basis, as of the expiration date of said Lease.

This option is only exercisable by delivery of written notice to Lessor at least thirty (30) days prior to the expiration date of said Lease, together with delivery of payment of the full net cash price of said Equipment, plus applicable taxes.

The net cash purchase price will be $1.00.

This Option to Purchase must be exercised no later than five (5) days prior to the original expiration of the Lease Term. The original expiration of the Lease Term shall be -60- months subsequent to the date Lessee executes an "Acknowledgment and Acceptance of Delivery" for the Leased Equipment.

Time is of the essence of this option.

Any notice required by this Addendum shall be by U.S. Mail, Registered, Return Receipt Requested.

LESSEE:           INAME, INC.

BY:               /s/ [ILLEGIBLE], EVP & CFO
                  ---------------------------
                  (Name and Title)

DATE:             Dec 30, 98
                  ---------------------------

LESSOR:           R.C.C. FINANCE GROUP LTD.

BY:
                  ---------------------------

DATE:             12/30/98
                  ---------------------------

ADDENDUM TO LEASE #981051 DATED 12/30/98 BY AND BETWEEN R.C.C. FINANCE GROUP LTD. AS LESSOR AND INAME, INC. AS LESSEE

--------------------------------------------------------------------------------
THE PARTIES HERETO HAVE ENTERED INTO THE ABOVE REFERENCED LEASE AGREEMENT. IN RECOGN1TION OF THE INACCURACY OF THE TERMS OF SAID AGREEMENT, THE PARTIES HEREBY WISH TO AMEND SAID LEASE AGREEMENT AS SET FORTH BELOW:

IN PARAGRAPH # 2, THE AMOUNT OF RENTAL PAYMENT IN U.S. CURRENCY IS CHANGED

      FROM: $15,226.00  (PLUS ALL APPLICABLE TAXES)

      TO:   $ 7,613.00  (PLUS ALL APPLICABLE TAXES)

BY SIGNING THIS ADDENDUM, LESSEE ACKNOWLEDGES THE ABOVE CHANGES TO THE LEASE AGREEMENT AND AUTHORIZES LESSOR TO MAKE SUCH CHANGES.

ALL OTHER TERMS & CONDITIONS OF SUBJECT LEASE REMAIN THE SAME

AGREED AND ACCEPTED

INAME, INC. ("LESSEE")

[ILLEGIBLE]
-------------------------------------

R.C.C. FINANCE GROUP LTD. ("LESSOR")

[ILLEGIBLE]
-------------------------------------

R.C.C. FINANCE GROUP LTD.
1086 TEANECK ROAD SUITE 5C                                  LEASE NO. 981051
TEANECK, NEW JERSEY 07632                                             ----------
201-833-4480
(Hereinafter called "Lessor")

                                 LEASE AGREEMENT

1.

  INAME, INC.                                     SALE AND LEASE BACK
  11 BROADWAY, SUITE 660
  NEW YORK, NY 10004-1303
  (Hereinafter Called "Lessee")                   (Hereinafter Called
                                                  "Supplier")

  Contact: GARY MILLIN                            Contact:
  Telephone: 212-425-3477                         Telephone:

--------------------------------------------------------------------------------
QUANTITY      DESCRIPTION OF LEASED EQUIPMENT (Hereinafter Called "equipment")
--------------------------------------------------------------------------------
           THE ITEMS DESCRIBED ON EQUIPMENT SCHEDULE "A", WHICH IS ANNEXED HERETO AND MADE A PART HEREOF.

--------------------------------------------------------------------------------

2.                             TERMS OF RENTAL PAYMENTS

-------------------------------------------------------------------------------------------------------------
Term of    No. of     Rentals        Amount of Rental         ADDITIONAL PROVISIONS:
Lease      Rental     Payable    Payment In U.S. Currency
           Paymts.
-------------------------------------------------------------------------------------------------------------
60         60         Monthly    $15,266.00                   EQUIPMENT LOCATION:
Months                           Plus all applicable taxes    11 BROADWAY, SUITE 660 NEW YORK, NY 10004
-------------------------------------------------------------------------------------------------------------

3. ADVANCE RENTALS: Lessee shall pay the first month's and last one months' rental in advance upon the execution of this Lease.

4. LEASING: Lessee hereby leases from Lessor, and Lessor hereby leases to Lessee, in accordance with the terms, provisions, covenants and conditions of this lease, the equipment described above and/or in Schedule "A", which is annexed hereto and made a part hereof.

5. TERM AND RENT. The obligations under this lease shall begin upon the date the Lessor orders the equipment to be leased hereunder and shall end upon the full performance and/or observance of each and every term, provision, covenant and condition set forth in this lease. The term of this lease, shall begin on the day the first rental payment is due and shall terminate on the last day of the final rental payment period. Rental payments paid in advance upon execution of this lease shall be deemed to have been earned by Lessor immediately upon Lessor's receipt thereof and shall be applied immediately to satisfy Lessee's obligations to make such payments hereunder. These payments shall not be refundable to Lessee under any circumstances, including (without limitation) any termination of this Lease for any reason prior to the end of its scheduled term in accordance with the terms hereof. The first rental payment shall be due and payable on the first day of the month succeeding delivery of all the equipment and thereafter each payment of the rent shall be consecutively paid on the first day of each payment period. In the event of the delivery of only a part of the equipment, a pro rata portion of the rent shall be paid, until delivery of all of the equipment. All rents shall be paid to Lessor at its address set forth above, or as otherwise directed by Lessor in writing.

6. TIME. Time is hereby made of the essence of this lease and of each and of all its terms, provisions, covenants and conditions.

THIS INSTRUMENT CONSTITUTES THE ENTIRE CONTRACT BETWEEN THE PARTIES HERETO, AND NO REPRESENTATIONS, ORAL OR WRITTEN, SHALL CONSTITUTE AN AMENDMENT, MODIFICATION OR TERMINATION HEREOF UNLESS SIGNED IN WRITING BY AN OFFICER OF THE LESSOR. THIS LEASE AGREEMENT, WHICH CONSISTS OF THREE PAGES, IS NON-CANCELABLE AND IRREVOCABLE AND IS SUBJECT TO THE TERMS, PROVISIONS, COVENANTS AND CONDITIONS PRINTED ABOVE AND ON PAGE 2 AND PAGE 3 WHICH ARE MADE PART HEREOF AND WHICH LESSEE, BY HIS EXECUTION BELOW AND INITIALING OF PAGE 2 AND PAGE 3, ACKNOWLEDGES THAT LESSEE HAS READ AND AGREES TO.

IN WITNESS WHEREOF, THE LESSEE HAS HEREBY EXECUTED THIS LEASE THIS 30 DAY OF DEC, 1998.

ACCEPTED DECEMBER 30, 1998                INAME, INC.

R.C.C. FINANCE GROUP LTD.                 BY: /s/ [ILLEGIBLE]
                                              ----------------------------------
By /s/ [ILLEGIBLE]                        (Authorized Signature and Title)
   ---------------------------
                                          Attest: /s/ [ILLEGIBLE]
                                                  ------------------------------
                                          Secretary of Corporation or Witness
                                          (if not Corporation)


         PAGE 1 OF 3 PAGE LEASE AGREEMENT (CONTINUED ON FOLLOWING PAGES)

7. SELECTION OF EQUIPMENT; ACCEPTANCE; WARRANTIES; REPRESENTATIONS. Lessee acknowledges that Lessee has selected both the equipment and the Supplier from whom Lessor covenants to purchase the equipment at Lessee's request. Lessee further acknowledges that Lessor has no expertise or special familiarity about or with respect to the equipment and that Lessor did not participate in any way in Lessee's selection of the equipment or of the Supplier. Lessee agrees to accept the equipment if delivered in good repair, and to execute the delivery receipt supplied by Lessor, as evidence thereof. Lessee agrees to hold Lessor harmless from specific performance of this lease and from damages, if, for any reason, the Supplier fails to deliver the equipment so ordered. Lessee agrees that any delay in delivery of the equipment shall not affect the validity of this lease. LESSEE AGREES THAT THE EQUIPMENT LEASED HEREUNDER IS LEASED "AS IS" AND IS OF A SIZE, DESIGN AND CAPACITY SELECTED BY LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSE, AND THAT LESSOR HAS MADE NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE SUITABILITY OR DURABILITY OF SAID EQUIPMENT FOR THE PURPOSES AND USES OF LESSEE, OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT THERETO, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. Lessor hereby assigns, without recourse, to Lessee for and during the term of this lease any applicable factory warranty covering the equipment leased hereunder.

      LESSEE ACKNOWLEDGES AND AGREES THAT NEITHER THE SUPPLIER NOR ANY SALESMAN, EMPLOYEE, REPRESENTATIVE OR AGENT OF THE SUPPLIER IS AN AGENT OR REPRESENTATIVE OF LESSOR, AND THAT NONE OF THE ABOVE ARE AUTHORIZED TO WAIVE OR ALTER ANY TERM, PROVISION, COVENANT OR CONDITION OF THIS LEASE, OR MAKE ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THIS LEASE OR THE EQUIPMENT LEASED HEREUNDER. Lessee further acknowledges and agrees that Lessee, in executing this lease, has relied solely upon the terms, provisions, covenants and conditions contained herein, and any other statements, warranties or representations, if any, by the supplier, or any salesman, employee, representative or agent of the supplier, have not been relied upon, and shall not in any way affect Lessee's obligation to pay the rent and otherwise perform as set forth in this lease.

      THIS LEASE CONSTITUTES A NET LEASE AND LESSEE AGREES THAT ITS OBLIGATIONS TO PAY ALL RENT AND OTHER SUMS PAYABLE HEREUNDER AND THE RIGHTS OF LESSOR AND ITS ASSIGNEE IN AND TO SUCH RENT AND OTHER SUMS, ARE ABSOLUTE AND UNCONDITIONAL AND ARE NOT SUBJECT TO ANY ABATEMENT, REDUCTION, SET OFF, DEFENSE, COUNTERCLAIM OR RECOUPMENT DUE OR ALLEDGED TO BE DUE TO, OR BY REASON OF, ANY PAST, PRESENT OR FUTURE CLAIMS WHICH LESSEE MAY HAVE AGAINST LESSOR, ANY ASSIGNEE, THE MANUFACTURER OR SELLER OF THE EQUIPMENT, OR AGAINST ANY PERSON WHATSOEVER.

      Lessee represents and warrants that: (a) The execution, delivery and performance of the Lease Documents and compliance with the terms thereof do not and will not contravene any law, governmental rule, regulation or order now binding on Lessee, or the charter or by-laws of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound. (b) Each of the Lease Documents, when entered into, will constitute legal, valid and binding obligations of Lessee enforceable against Lessee, in accordance with the terms thereof, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws effecting the enforcement of creditors rights generally. (c) There are no pending actions or proceedings to which Lessee is a party, and there are no other pending or threatened actions or proceedings of which Lessee has knowledge, before any court, arbitrator or administrative agency which would adversely affect the financial condition of Lessee or its ability to perform its obligations under the Lease Documents. Lessee has no knowledge of any default under any obligation for borrowed money which would have the same effect.

8. ERRORS IN ESTIMATED COST: As used in this paragraph "actual cost" means the cost to Lessor of purchasing and delivering the equipment to Lessee, including taxes, transportation charges, and all other expenses and charges. The amount of each rental payment initially set forth above is based on the total cost of the equipment as ordered by Lessor in its purchase order which is an estimate and each shall be adjusted proportionately if the actual cost of the equipment differs from said estimate. Lessee hereby authorizes Lessor to correct the amount of each rental payment when the actual cost is known.

9. LOCATION, INSTALLATION AND USE OF EQUIPMENT. The equipment shall be delivered to Lessee and installed by Lessee at Lessee's own expense, and thereafter kept at the location specified above. Lessee shall not remove the equipment from the aforementioned location without Lessor's prior written consent. Lessee shall use the equipment in a careful and proper manner and shall comply with all laws, regulations and ordinances relating to its possession, use and maintenance. Lessee shall affix the labels supplied by Lessor, upon a visible place on each item of equipment, and maintain the same on each. Lessor shall have the right from time to time during reasonable business hours to enter upon the Lessee's premises for the purpose of inspecting the equipment.

10. MAINTENANCE: Lessee shall, at Lessee's own expense, maintain the equipment in good operating condition, repair and appearance, and protect same from deterioration other than normal wear and tear. LESSEE SPECIFICALLY WAIVES ANY OBLIGATION IMPOSED UPON LESSOR TO MAINTAIN AND/OR REPAIR THE EQUIPMENT.

Lessee shall only use the equipment in the regular course of Lessee's business and within normal capacity. Lessee shall not make any modifications alterations or additions to the equipment without the prior written consent of Lessor, and then, all such modifications, alterations and additions shall belong to Lessor. The equipment shall remain personal property at all times and Lessee shall not so affix the equipment to realty so as to change its nature to real property

11. OWNERSHIP. The equipment is, and shall at all times be and remain, personal property, and title thereto shall remain in Lessor exclusively, notwithstanding that the equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to, or embedded in, or permanently resting upon, real property, or any building thereon, or attached in any manner to that which is permanent, by any means whatsoever. Upon the expiration or termination of this lease, Lessee shall, at Lessee's own expense, promptly return the equipment by delivering it, packed and ready for shipment, to such place or carrier as Lessor may specify in the same condition as received, reasonable wear and tear expected. IT IS THE INTENT OF LESSEE AND OF LESSOR THAT THIS LEASE BE A TRUE LEASE.

12. LOSS OR DAMAGE. Lessee shall bear the entire risk of loss, theft, destruction, damage or disrepair of the equipment or any part thereof for any cause whatsoever. No such loss, damage, theft, destruction or disrepair of the equipment shall relieve Lessee of the obligation to pay rent or from any other obligation under this lease. In the event of any of the above, Lessee, at Lessee's own expense and at Lessor's option, shall either (a) repair the equipment, returning same to its previous condition, unless unrepairable; or (b) replace same with like equipment of equivalent value, in good condition and acceptable to Lessor, which shall become the property of the Lessor; or (c) immediately pay Lessor all rent due and to become due under this lease or such amounts as may be allocated by Lessor to specific items of equipment. All proceeds of insurance received by Lessor as a result of such loss or damage shall, where applicable, be applied toward the replacement or repair of the equipment or the payment of the obligations of Lessee hereunder.

13. INSURANCE. Lessee shall keep the equipment insured against all risks of loss, theft, or damage from every cause whatsoever for its full insurable value, with Lessor as loss payee, and, Lessee shall carry public liability insurance insuring both Lessor and Lessee against damages and claims for personal injury, death and property damage. All such insurance shall be in form, amount and with companies satisfactory to Lessor. Each Policy of Insurance shall provide for 30 days prior written notice of cancellation or modification to Lessor. Lessee shall pay all premiums for such insurance and shall deliver to Lessor the policies of insurance or duplicates thereof, and such other evidence of coverage satisfactory to Lessor. Lessee hereby irrevocably appoints Lessor as Lessee's attorney in fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts received in payment for loss or damage under any such insurance policy. Lessee agrees if Lessee shall fail to procure, maintain and pay for such insurance, Lessor shall have the right, but not the obligation, to obtain such insurance on behalf of and at the expense of Lessee. In the event Lessor does obtain such insurance, Lessee agrees to pay all costs thereof, with the next rental payment.

14. INDEMNITY. Lessee shall, and does hereby, indemnify and save Lessor harmless from any and all losses and/or liability, including, but not limited to STRICT LIABILITY IN TORT, for funds advanced to Supplier, and for taxes, costs and expenses, including reasonable attorneys' fees, arising out of the purchase, ownership, location, installation, possession, leasing, renting, operation, control, use, maintenance, repair, delivery and/or return of the equipment. Lessee shall be credited with any proceeds received by Lessor from insurance policies paid for or obtained by Lessee. The obligations of Lessee under this paragraph shall continue indefinitely.

                                                                 ---------------
                                                                 INITIALS
                                                                 /s/ [ILLEGIBLE]
                                                                 ---------------

         PAGE 2 OF 3 PAGE LEASE AGREEMENT (CONTINUED ON FOLLOWING PAGE)

15. TAXES, FEES AND LIENS. Lessee shall pay all, or reimburse Lessor when invoiced by Lessor for, charges, registration, permit and license fees, assessments, taxes, interest and penalties (local, state and federal) which may now or hereafter be imposed upon the ownership, leasing, rental, maintenance, purchase, possession or use of the equipment, or upon this lease, or the rental payments or any other sums due or to become due hereunder. Lessee shall not rent, sublet, pledge, loan, mortgage, or attempt in any manner to dispose of the equipment or to suffer any liens or legal process to be placed, incurred or levied upon the same. Lessee shall immediately notify Lessor of the occurrence of any of the above; shall pay all sums for taxes, fees, charges, assessments, penalties and interest; and shall keep the equipment free of levies, liens and encumbrances. In the event Lessee does not pay all sums specified above, Lessor has the right, but not the obligation, to pay the same. If the Lessor shall so pay any of the aforementioned, then the Lessee shall remit such amount with the next installment of rent.

16. DEFAULT. If Lessee shall default in the payment of any rent or in the making of any other payment hereunder when due, or in the payment when due of any indebtedness of Lessee to Lessor arising independently of this lease, or in the event of any default, breach or failure to perform or observe any terms, provisions, covenants or conditions contained in this lease or in any other lease or agreement between Lessor and Lessee, or if any proceeding in bankruptcy, reorganization, receivership or insolvency shall be commenced by or against Lessee or Lessee's property or assets, or if Lessee makes an arrangement, extension or any assignment for the benefit of one or more of Lessee's creditors, or if Lessee seeks relief under any other law providing for the relief of debtors, or Lessee, if an individual, dies or is judicially declared incompetent, or any of the above described events occur with respect to any guarantor or any other party liable for payment or performance of this lease, then, and in any of such events, if and to the extent permitted by applicable law, Lessor shall have the right to exercise any one or more of the remedies set forth below.

17. REMEDIES. Upon the happening of any one or more events of default set forth above, Lessor shall have the right without notice or demand, to declare the entire balance of rent due and to become due hereunder, together with such other sums as may be due and payable hereunder, to be immediately due and payable, whereupon the same shall become immediately due and payable; and/or commence an action against Lessee for the total rental payments due and to become due under this lease and for all other sums due or to become due hereunder; and/or without demand or legal process to enter into the premises where the equipment may be found and take possession of and remove same, whereupon all right of Lessee in the equipment shall terminate absolutely; and/or retain all prior payments of rent and of all other sums and the equipment; and/or retain all prior payments of rent and of all other sums and sell the equipment at public or private sale with or without notice to Lessee, at which sale Lessor may be purchaser, and the proceeds of such sale less all expenses incurred by Lessor in connection therewith, including, but not limited to retaking, storing, repairing, reselling, delivering, commissions and reasonable attorney's fees will be applied to the total rent due and to become due for the balance of the term of this lease, and all other sums due or to become due hereunder, with Lessee remaining liable for the balance thereof; and/or retain all prior payments of rent and of all other sums and lease the equipment to another with or without notice to Lessee and the proceeds of such leasing less all expenses incurred by Lessor in connection therewith, including, but not limited to retaking, repairing, delivering, commissions and reasonable attorneys' fees, will be applied to the total rent due and to become due for the balance of the term of this lease, and all other sums due or to become due hereunder, with Lessee remaining liable for the balance thereof; and/or any other remedy in law and/or equity available to Lessor. Lessee shall be liable for all expenses and costs Lessor incurs or may incur in connection with the enforcement of any of its remedies herein, including all collection fees and reasonable attorneys' fees. If Lessee shall fail to pay when due and any rental payment portion thereof or any other sums due or to become due hereunder, Lessee shall pay Lessor a late charge of ten percent (10%) per month of such rent or other sum, but not higher than the maximum amount of interest allowed by law. All the remedies of Lessor hereunder are cumulative and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of the Lessor to exercise, and no delay in exercising any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Lessor of any right or remedy hereunder preclude any other or further exercise of any partially exercised right or remedy or any other right or remedy.

18. WAIVER OF NOTICE AND HEARING. LESSEE HEREIN WAIVES ANY AND ALL RIGHTS TO NOTICE AND TO A HEARING WITH RESPECT TO THE RIGHT OF AND THE REPOSSESSION OF THE EQUIPMENT BY LESSOR IN THE EVENT OF A DEFAULT HEREUNDER BY LESSEE. LESSEE AGREES LESSOR MAY REPOSSESS SAID EQUIPMENT WITHOUT NOTICE AND WITHOUT A HEARING AND WITHOUT OTHER LEGAL PROCESSES, AND LESSEE SPECIFICALLY WAIVES ANY RIGHT TO NOTICE AND TO A HEARING AND TO OTHER LEGAL PROCESSES.

19. ASSIGNMENT. Without Lessor's prior written consent, Lessee shall not assign, transfer, sublet, pledge, hypothecate or otherwise dispose of this lease or any interest herein. Lessor may assign this lease in whole or in part, without notice to Lessee, and such assignee shall have all of the rights but none of the obligations of Lessor under this lease. Lessee shall recognize each such assignment and covenants not to assert against the assignee any defense, counterclaim or setoff that Lessee has or may hereafter have against Lessor, and agrees to pay such rent and other payments due and to become due hereunder to assignee.

20. LAWS GOVERNING. LESSOR and LESSEE agree that this lease shall be deemed to have been made in the State of California regardless of the order in which the signatures of the parties shall be affixed hereto. Lessor and Lessee further agree that this lease shall be interpreted, and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of California except for local recording acts. For the purpose of resolving any issue pertaining to conflict of laws, this lease shall be deemed to have been executed in the State of California and all of the terms, provisions, covenants and conditions contained in this lease is each to be deemed to be and be fully performed and/or observed in the State of California. Lessee hereby agrees that all actions or proceeding arising, directly or indirectly, from this lease shall be litigated, at the option of Lessor, in courts having situs within the State of California and Lessee hereby consents to the jurisdiction of any local, state or federal court selected by Lessor that is located within the State of California and agrees not to disturb such choice of Forum by Lessor.

21. ARBITRATION. At Lessor's sole election, Lessor may submit any matter arising out of or relating to this transaction, including any claim, counterclaim, setoff, or defense, to binding arbitration by the American Arbitration Association in Marin County, California or any other site of our choice. The decision and award of the arbitrator(s) shall be final and binding and may be entered as rendered in any court having jurisdiction thereof.

22. UCC F1LINGS. Lessee agrees to execute UCC Financing Statements and all amendments thereto and authorizes Lessor to file the same. Lessee authorizes Lessor or its agents or assigns to execute and file UCC Financing Statements and all amendments thereto without the Lessee's signature being affixed thereon. Lessee grants to Lessor a specific power of attorney for Lessor to execute and file on Lessee's behalf any document, including, but not limited to, UCC financing statements and all amendments thereto. that Lessor deems necessary to perfect or protect Lessor's interest in the equipment or pursuant to the Uniform Commercial Code. Lessee agrees to pay Lessor the costs of filing such UCC Financing Statements and all amendments thereto Lessee and Lessor intend this transaction to be a True Lease, but if any court or tribunal, having power to bind the Lessee or Lessor, should conclude that all or part of this transaction is not a True Lease but is in the nature of a sale, consignment, or other transaction, the Lessee and Lessor intend and the Lessee hereby grants a continuing security interest in the equipment and proceeds from the sale, rent, or other disposition of the equipment from the date of this agreement to secure the payment of all Lessee's indebtedness to Lessor. No rights or remedies referred to in Article 2A of the Uniform Commercial code will be conferred on Lessee unless expressly granted in this Lease or a Schedule.

23. NOTICE. Any notice, request or other communication to either party by the other will be given in writing and deemed received upon the earlier of actual receipt or three days after mailing if mailed postage prepaid by regular or airmail to Lessor or Lessee, at the address set out on the face of this Lease or, one day after it is sent by courier or facsimile transmission if receipt is verified by the receiving party.

24. MISCELLANEOUS. All obligations of the Lessee if more than one, shall be joint and several. Lessee shall provide Lessor with a copy of Lessee's annual financial statement within ninety (90) days after the close of Lessee's business year. Lessee also authorizes Lessor to amplify the description of the equipment and to correct any and all patent errors or omissions in the typewritten or handwritten portions of this and all related documents. This lease shall be binding upon the parties, their successors, legal representatives and assigns and is a valid and subsisting legal instrument, and no provision which may be deemed unenforceable shall in any way invalidate any other provision or provisions, all of which shall remain in full force and effect. All paragraph headings are inserted for reference purposes only and shall not affect the interpretation or meaning of this agreement.

                                                                 ---------------
                                                                 INITIALS
                                                                 /s/ [ILLEGIBLE]
                                                                 ---------------

                        PAGE 3 OF 3 PAGE LEASE AGREEMENT

                             EQUIPMENT SCHEDULE "A"

Schedule referred to in and made a part of agreement by and between R.C.C. FINANCE GROUP LTD. as buyer and INAME, INC. as lessee

          EQUIPMENT LOCATION:     11 BROADWAY, SUITE 660
                                  NEW YORK, NY 10004

QTY   DESCRIPTION

-12-  INTERACTIVE OPT 250MHZ CPU W/ 1 MB FOR E400
-3-   COMPUTER ULTRA 2 BASE UNIT; S/N: 635FOCCA 635F7778, 650F07D0
-6-   COMPUTER 200MHZ PROCESSOR FOR U
-48-  COMPUTER 64MB SIMMS FOR ULTRA
-3-   COMPUTER 4.2-GBYTE LOW PROFILE
-2-   COMPUTER ENTERPRISE 150 BASE
-4-   COMPUTER 64MB SIMM FOR SPARC 20
-2-   COMPUTER CREATOR GRAPHICS
-10-  COMPUTER DRIVE BRACKETS
-2-   COMPUTER FLOPPY FOR AN ULTRA
-2-   COMPUTER CD ROM SUN ULTRA
-2-   INTERACTIVE FCAL GBIC MODULE 100/MB/S
-2-   INTERACTIVE FCAL HUB 7 SLOT
-4-   INTERACTIVE 2 METER FIBRE CHANNEL CABLE
-2-   INTERACTIVE 15 METER FIBRE CHANNEL CABLE
-2-   INTERACTIVE OPT QUAD FASTETHERNET W/ SW
-10-  INTERACTIVE OPT INT DISK 9.1 GB/ 7200 FC-AL
-1-   INTERACTIVE SOLARIS 2.6 5/98 ENGLISH SVR
-2-   INTERACTIVE OPT 250MHZ CPU W/ 1 MB FOR E400
-2-   INTERACTIVE SPARCOMP. C/C++4.2 CD DOC LI
-4-   INTERACTIVE 45GB A5000
-12-  INTERACTIVE FC-AL 9.1GB 7200RPM 1.6IN DISK
-4-   INTERACTIVE A5000 CHASSIS INTERFACE BOARD
-2-   INTERACTIVE FCAL HUB 7 SLOT
-10-  INTERACTIVE FCAL GBIC MODULE 100MB/S
-4-   INTERACT1VE 2 METER FIBRE CHANNEL CABLE
-2-   INTERACTIVE FCAL 100MB/S SBUS HOST ADAPTER
-2-   INTERACTIVE 15 METER FIBRE CHANNEL CABLE
-2-   PC CONNECTION APPLE G3 128MB DIMM SYNCHR
-1-   PC CONNECTION POWERMAC G3 4MB SGRAM VIDE
-1-   PC CONNECTION ADOBE ILLUS 7MAC
-1-   PC CONNECTION ADOBE PSHOP 5 MAC
-1-   PC CONNECTION 17-INCH 200P5 MULTISCAN MO
-1-   PC CONNECTION POWERBOOK G3 292/64/8.0/20X56
-1-   PC CONNECTION ACERPOWER T4572WN 233MMX/3
-1-   PC CONNECTION DIMM 32MB SDRAM 3.3 VOLT
-1-   PC CONNECTION ACERPOWER T4572WN 233MMX/3
-1-   PC CONNECTION DIMM 32MB SDRAM 3.3 VOLT
-1-   PC CONNECTION ACERPOWER T4572WN 233MMX/3
-1-   PC CONNECTION DIMM 32MB SDRAM 3.3VOLT
-1-   PC CONNECTION ACERPOWER T4572WN 233MMX/3
-1-   PC CONNECTION 32MB SDRAM 3.3 VLT
-1-   PC CONNECTION STYLUS COLOR 800N PRINTER
-1-   PC CONNECTION POWERMAC G3 4MB SGRAM VIDE
-1-   PC CONNECTION APPLE G3/266 MT 32/6.0/
-1-   PC CONNECTION POWERMAC G3/266 MT 32/6.0
-1-   PC CONNECTION APPLE G3 128MB DIMM SYNCHR
-1-   PC CONNECTION ACERPOWER T4572WN 233MMX/3
-1-   PC CONNECTION DIMM 32MB SDRAM 3.3 VOLT
-1-   PC CONNECTION ACERPOWER T4572WN 233MMX/3
-1-   PC CONNECTION DIMM 32MB SDRAM 3.3 VOLT
-1-   PC CONNECTION DESKPRO 2000 5200X/3200 MMX200/32/3.2
-1-   PC CONNECTION MARLOWCD 24X INTERNAL IDE CD-ROM
-2-   PC CONNECTION 17-lNCH OPTIQUEST V773 MONITOR
-2-   COMPUTER SPARC 20 BASE UNIT S/N: 04455, F4460
-1-   COMPUTER INT. FLOPPY FOR S20
-5-   COMPUTER E450 DRIVE BRACKET
-1-   COMPUTER SPARC 20 BASE UNIT S/N: F0C39
-1-   COMPUTER INT. FLOPPY FOR S20
-6-   COMPUTER X1O18A 10 BASE T S/N:
        70236,70234,70233,70251,70250,70226
-10-  ADVANCED SEAGATE ST34572WC 4.5 GIG SCSI
-2-   ADVANCED DIGITAL LINK DL3100-AC-C-H T3

                                                         INITIAL /s/ [ILLEGIBLE]
                                                                 ---------------

QTY    DESCRIPTION

[ILLEGIBLE] ADVANCED LINK DL404-10 HSSI MM
[ILLEGIBLE] SUN DATA 1191A SUN MICROSYSTEMS 300MHZ C
[ILLEGIBLE] SUN DATA SUN MICROSYSTEMS DISK ENC
-36-  INTERACTIVE THIRD PARTY 128MB MEMORY EXPANSION KIT (2X64MB SIMMS)
-3-   COMPUTER COMPCON 10 RACK MOUNT C S/N: 832SF024, 832SF025, 832SF026
-1-   COMPUTER COMPCON 10 TOWER CHASSI S/N: 831SF021
-4-   COMPUTER COMPCON AXI CPU WITH 30
-8-   COMPUTER 256 MB FOR COMP CON
-3-   COMPUTER 4GB CHEETAH 10K RPM
-3-   COMPUTER 9GB CHEETAH 10K RPM
-1-   COMPUTER COMPCON 10 TOWER CHASSIS S/N: 824SF011
-1-   COMPUTER COMPCON AXI CPU WITH 30
-4-   COMPUTER 128MB 3RD PARTY SIMM FOR
-4-   COMPUTER 9 GB 7200RPM
-2-   COMPUTER COMPCON 10 RACK MOUNT C S/N: 832SF0023, 832SF0022
-2-   COMPUTER COMPCON AXI CPU WITH 30
-4-   COMPUTER 128MB 3RD PARTY SIMM FO
-2-   COMPUTER DTSOLARIS 2.6 DT W/ RTU
-2-   COMPUTER 4.5 GB ULTRA WIDE SCSI
-1-   SUN DATA 2610A SUN MICROSYSTEMS I/O SYST
-1-   PC CONNECTION ETHEREXPRESS PRO 100 PCI-B 5 PACK
-1-   PC CONNECTION ACER AW35 JPRO WAVETABLE ENHANCED SOUND BOARD
-1-   PC CONNECTION ACERPOWER T9652WC PII266/32MB/4.3/32X
-1-   PC CONNECTION EDO KIT 32MB (2-16MB EDO SIMMS)
-1-   PC CONNECTION ACER AW35 PRO WAVETABLE ENHANCED SOUND BOARD
-1-   PC CONNECTION ACERPOWER T9652WC PII266/32MB/4.3/32X
-1--  PC CONNECTION EDO KIT 32MB (2-16MB EDO SIMMS)
-2-   PC CONNECTION 17-INC OPTIQUEST V773 MONITOR
-32-  COMPUTER MEM-31363RD
-4-   COMPUTER COMPCON 10 RACK MOUNT C S/N: 833SF030, SF028, SF029, SF027
-4-   COMPUTER COMPCON AXI CPU WITH 30
-8-   COMPUTER 256 MB FOR COMPCON
-1-   MICRON COMPUTER ATO MODEL BOM 1311471-004 INCLUDING BUT NOT LIMITED TO:
      LAB WARRANTY 1ST YR OF NBD ON SIT, 512K INTERNAL L2 SECONDARY CACHE, MICROSOFT MOUSE PS/2.S BUTTON, MOD ASSY 128 MB (1-16M DIMM) ECC SDRAM, NO MODEM, NO SECOND HARD DRIVE CAGE, BAS ASSY NETFRAM LV2000 W/LANDESK V2.8, NO OEM SOFTWARE, FDD, ASSY 3.5 FLOPPY, HDD ASSY 1" 9GB ULTRA WIDE SCSI 3. (9GB TOTAL), INTEGRATED CIRRUS 54M40.1024X788 SVGA GRAPHICS, ADAPTEC 7880 INTEGRATED PCI ULTRA WIDE SCSI 3, ASSY INTEL INTEGRATED ETHER EXPRESS PRO 100, ASSY SONY TRAY CD ROM 32X NETFRAM 2000/5000 SERVERS, CPU ASSY INTEL PENTIUM, SINGLE LV2000/2001, ASSY ATX FULL TOWER (R) 4G/9G, MICROSOFT NT SERVER 4.0 10 USER W/ SP3, 104 KEY ENHANCED PS2 KEYBOARD
-1-   INTERACTIVE SRVR E450 25OMHZ/ 256MB 4 GB
-1-   INTERACTIVE NORTH AMERICAN/ASlA PWR CRD KT
-1-   INTERACTIVE SOLARIS 2.6 US SV MEDIA KIT

INCLUDING, BUT NOT LIMITED TO, REPLACEMENT PARTS, SUBSTITUTIONS, ADDITIONS, ACCESSORIES, AND PROCEEDS THEREOF.

This Schedule 'A' is attached to and made a part of R.C.C. FINANCE GROUP LTD. lease #981051 and constitutes a true and accurate description of the equipment.

R.C.C. FINANCE GROUP LTD.              INAME, INC.
(Lessor)                               (Lessee)

/s/ [ILLEGIBLE]                        /s/ [ILLEGIBLE]
----------------------------------     -----------------------------------------

                               OPTION TO PURCHASE

ADDENDUM ANNEXED TO AND MADE PART OF LEASE AGREEMENT #981051, BY AND BETWEEN R.C.C. FINANCE GROUP LTD. ("LESSOR") AND INAME, INC. ("LESSEE")

Provided that Lessee shall have made all payments due under the above referenced Lease and provided, further, that there is no default in compliance with any of the terms or conditions thereof, Lessee shall have the option to purchase the Equipment covered by and described in said Lease, in whole and not in part, in its then condition and at its then location, on an "as-is, where is" basis, as of the expiration date of said Lease.

This option is only exercisable by delivery of written notice to Lessor at least thirty (30) days prior to the expiration date of said Lease, together with delivery of payment of the full net cash price of said Equipment, plus applicable taxes.

The net cash purchase price will be $1.00.

This Option to Purchase must be exercised no later than five (5) days prior to the original expiration of the Lease Term. The original expiration of the Lease Term shall be -60- months subsequent to the date Lessee executes an "Acknowledgment and Acceptance of Delivery" for the Leased Equipment.

Time is of the essence of this option.

Any notice required by this Addendum shall be by U.S. Mail, Registered, Return Receipt Requested.

LESSEE:           INAME, INC.


BY:               /s/ [ILLEGIBLE], EVP & CFO
                  ---------------------------
                  (Name and Title)

DATE:             12/31/98
                  ---------------------------

LESSOR:           R.C.C. FINANCE GROUP LTD.

BY:
                  ---------------------------

DATE:             12/31/98
                  ---------------------------

                                                          BILL OF SALE # B981051

                                  BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, That INAME, INC., hereinafter called the seller, in consideration of the sum of THREE HUNDRED SIXTEEN THOUSAND FIVE HUNDRED AND 00/100 -- Dollars ($316,500.00) to the seller paid, the receipt whereby hereof is acknowledged, hereby does grant, bargain, sell, transfer and deliver unto R.C.C. FINANCE GROUP LTD., hereinafter called the buyer, the following described personal property now located at 11 BROADWAY, SUITE 660 NEW YORK, NY 10004 in New York County, State of New York

THE ITEMS DESCRIBED ON EQUIPMENT SCHEDULE 'C', WHICH IS ANNEXED HERETO AND MADE A PART HEREOF.

TO HAVE AND TO HOLD the same unto the said buyer and buyer's heirs, executors, administrators, successors and assigns forever.

And the seller hereby covenants and agrees to and with the said buyer and to and with the buyers successors in interest and assigns that seller is the owner of the above described personal property; that the same is free from all encumbrances; and that seller has a good right to sell the same; and that seller will and seller's heirs, executors, administrators and successors shall warrant and forever defend this sale against the lawful claims and demands of all persons whomever.

In construing this bill of sale and where the context so requires, the singular includes the plural and all grammatical changes shall be made so that this instrument shall apply equally to individuals and to corporations.

IN WITNESS WHEREOF, the seller has hereunto executed this document; if the undersigned seller is a corporation, it has caused its name to be signed and its seal affixed by an officer or other person duly authorized to do so by order of its board of directors.

Dated Dec 30,1998.                        INAME, INC.

                                          by: /s/ Debra McClister
                                              ----------------------------------

(Corporate Seal)

STATE OF    NEW JERSEY
        ---------------
COUNTY OF   BERGEN
          ----------

I, D. McClister, being first duly sworn depose and say: that I am EXEC VP & CFO of INAME, INC., the seller of the property described in the foregoing bill of sale; that seller is the sole owner of said property; that the same has been paid for in full and that as of this date said personal property and each and every part thereof is free and clear of all liens, encumbrances and security interests of any kind or nature

                                INAME, INC.

                                by: /s/  Debra McLister
                                         ----------------------------------

Subscribed and sworn to before December 30, 1998

                                X /s/  Ellen J. Bisogno
                                       ------------------------------------
                                Notary Public for
                                                  -------------------------
                                My commission expires
                                                      ---------------------


                                ELLEN J. BISOGNO
                        Notary Public, State of New Jersey
                                   No. 2109965
                           Certified in Bergen County
                        Commission Expires March 20, 2003

                             EQUIPMENT SCHEDULE "C"

Schedule referred to in and made a part of agreement by and between R.C.C. FINANCE GROUP LTD. as buyer and INAME, INC. as seller.

          EQUIPMENT LOCATION:     11 BROADWAY, SUITE 660
                                  NEW YORK, NY 10004

QTY   DESCRIPTION

-12-  INTERACTIVE OPT 250MHZ CPU W/ 1 MB FOR E400
-3-   COMPUTER ULTRA 2 BASE UNIT; S/N: 635FOCCA 635F7778, 650F07D0
-6-   COMPUTER 200MHZ PROCESSOR FOR U
-48-  COMPUTER 64MB SIMMS FOR ULTRA
-3-   COMPUTER 4.2-GBYTE LOW PROFILE
-2-   COMPUTER ENTERPRISE 150 BASE
-4-   COMPUTER 64MB SIMM FOR SPARC 20
-2-   COMPUTER CREATOR GRAPHICS
-10-  COMPUTER DRIVE BRACKETS
-2-   COMPUTER FLOPPY FOR AN ULTRA
-2-   COMPUTER CD ROM SUN ULTRA
-2-   INTERACTIVE FCAL GBIC MODULE 100/MB/S
-2-   INTERACTIVE FCAL HUB 7 SLOT
-4-   INTERACTIVE 2 METER FIBRE CHANNEL CABLE
-2-   INTERACTIVE 15 METER FIBRE CHANNEL CABLE
-2-   INTERACTIVE OPT QUAD FASTETHERNET W/ SW
-10-  INTERACTIVE OPT INT DISK 9.1 GB/ 7200 FC-AL
-1-   INTERACTIVE SOLARIS 2.6 5/98 ENGLISH SVR
-2-   INTERACTIVE OPT 250MHZ CPU W/ 1 MB FOR E400
-2-   INTERACTIVE SPARCOMP. C/C++4.2 CD DOC LI
-4-   INTERACTIVE 45GB A5000
-12-  INTERACTIVE FC-AL 9.1GB 7200RPM 1.6IN DISK
-4-   INTERACTIVE A5000 CHASSIS INTERFACE BOARD
-2-   INTERACTIVE FCAL HUB 7 SLOT
-10-  INTERACTIVE FCAL GBIC MODULE 100MB/S
-4-   INTERACT1VE 2 METER FIBRE CHANNEL CABLE
-2-   INTERACTIVE FCAL 100MB/S SBUS HOST ADAPTER
-2-   INTERACTIVE 15 METER FIBRE CHANNEL CABLE
-2-   PC CONNECTION APPLE G3 128MB DIMM SYNCHR
-1-   PC CONNECTION POWERMAC G3 4MB SGRAM VIDE
-1-   PC CONNECTION ADOBE ILLUS 7MAC
-1-   PC CONNECTION ADOBE PSHOP 5 MAC
-1-   PC CONNECTION 17-INCH 200PS MULTISCAN MO
-1-   PC CONNECTION POWERBOOK G3 292/64/8.0/20X56
-1-   PC CONNECTION ACERPOWER T4572WN 233MMX/3
-1-   PC CONNECTION DIMM 32MB SDRAM 3.3 VOLT
-1-   PC CONNECTION ACERPOWER T4572WN 233MMX/3
-1-   PC CONNECTION DIMM 32MB SDRAM 3.3 VLT
-1-   PC CONNECTION ACERPOWER T4572WN 233MMX/3
-1-   PC CONNECTION DIMM 32MB SDRAM 3.3VOLT
-1-   PC CONNECTION ACERPOWER T4572WN 233MMX/3
-1-   PC CONNECTION 32MB SDRAM 3.3 VOLT
-1-   PC CONNECTION STYLUS COLOR 800N PRINTER
-1-   PC CONNECTION POWERMAC G3 4MB SGRAM VIDE
-1-   PC CONNECTION APPLE G3/266 MT 32/6.0/
-1-   PC CONNECTION POWERMAC G3/266 MT 32/6.0
-1-   PC CONNECTION APPLE G3 128MB DIMM SYNCHR
-1-   PC CONNECTION ACERPOWER T4572WN 233MMX/3
-1-   PC CONNECTION DIMM 32MB SDRAM 3.3 VOLT
-1-   PC CONNECTION ACERPOWER T4572WN 233MMX/3
-1-   PC CONNECTION DIMM 32MB SDRAM 3.3 VOLT
-1-   PC CONNECTION DESKPRO 2000 5200X/3200 MMX200/32/3.2
-1-   PC CONNECTION MARLOWCD 24X INTERNAL IDE CD-ROM
-2-   PC CONNECTION 17-lNCH OPTIQUEST V773 MONITOR
-2-   COMPUTER SPARC 20 BASE UNIT S/N: 04455, F4460
-1-   COMPUTER INT. FLOPPY FOR S20
-5-   COMPUTER E450 DRIVE BRACKET
-1-   COMPUTER SPARC 20 BASE UNIT S/N: F0C39
-1-   COMPUTER INT. FLOPPY FOR S20
-6-   COMPUTER X1O18A 10 BASE T S/N:
        70236,70234,70233,70251,70250,70226
-10-  ADVANCED SEAGATE ST34572WC 4.5 GIG SCSI
-2-   ADVANCED DIGITAL LINK DL3100-AC-C-H T3

                                                         INITIAL /s/ [ILLEGIBLE]
                                                                 ---------------

QTY    DESCRIPTION

[ILLEGIBLE] ADVANCED LINK DL404-10 HSSI MM
[ILLEGIBLE] SUN DATA 1191A SUN MICROSYSTEMS 300MHZ C
[ILLEGIBLE] SUN DATA SUN MICROSYSTEMS DISK ENC
-36-  INTERACTIVE THIRD PARTY 128MB MEMORY EXPANSION KIT (2X64MB SIMMS)
-3-   COMPUTER COMPCON 10 RACK MOUNT C S/N: 832SF024, 832SF025, 832SF026
-1-   COMPUTER COMPCON 10 TOWER CHASSI S/N: 831SF021
-4-   COMPUTER COMPCON AXI CPU WITH 30
-8-   COMPUTER 256 MB FOR COMP CON
-3-   COMPUTER 4GB CHEETAH 10K RPM
-3-   COMPUTER 9GB CHEETAH 10K RPM
-1-   COMPUTER COMPCON 10 TOWER CHASSIS S/N: 824SF011
-1-   COMPUTER COMPCON AXI CPU WITH 30
-4-   COMPUTER 128MB 3RD PARTY SIMM FOR
-4-   COMPUTER 9 GB 7200RPM
-2-   COMPUTER COMPCON 10 RACK MOUNT C S/N: 832SF0023, 832SF0022
-2-   COMPUTER COMPCON AXI CPU WITH 30
-4-   COMPUTER 128MB 3RD PARTY SIMM FO
-2-   COMPUTER DTSOLARIS 2.6 DT W/ RTU
-2-   COMPUTER 4.5 GB ULTRA WIDE SCSI
-1-   SUN DATA 2610A SUN MICROSYSTEMS I/O SYST
-1-   PC CONNECTION ETHEREXPRESS PRO 100 PCI-B 5 PACK
-1-   PC CONNECTION ACER AW35 JPRO WAVETABLE ENHANCED SOUND BOARD
-1-   PC CONNECTION ACERPOWER T9652WC PII266/32MB/4.3/32X
-1-   PC CONNECTION EDO KIT 32MB (2-16MB EDO SIMMS)
-1-   PC CONNECTION ACER AW35 PRO WAVETABLE ENHANCED SOUND BOARD
-1-   PC CONNECTION ACERPOWER T9652WC PII266/32MB/4.3/32X
-1--  PC CONNECTION EDO KIT 32MB (2-16MB EDO SIMMS)
-2-   PC CONNECTION 17-INC OPTIQUEST V773 MONITOR
-32-  COMPUTER MEM-31363RD
-4-   COMPUTER COMPCON 10 RACK MOUNT C S/N: 833SF030, SF028, SF029, SF027
-4-   COMPUTER COMPCON AXI CPU WITH 30
-8-   COMPUTER 256 MB FOR COMPCON
-1-   MICRON COMPUTER ATO MODEL BOM 1311471-004 INCLUDING BUT NOT LIMITED TO:
      LAB WARRANTY 1ST YR OF NBD ON SIT, 512K INTERNAL L2 SECONDARY CACHE, MICROSOFT MOUSE PS/2.S BUTTON, MOD ASSY 128 MB (1-16M DIMM) ECC SDRAM, NO MODEM, NO SECOND HARD DRIVE CAGE, BAS ASSY NETFRAM LV2000 W/LANDESK V2.8, NO OEM SOFTWARE, FDD, ASSY 3.5 FLOPPY, HDD ASSY 1" 9GB ULTRA WIDE SCSI 3. (9GB TOTAL), INTEGRATED CIRRUS 54M40.1024X788 SVGA GRAPHICS, ADAPTEC 7880 INTEGRATED PCI ULTRA WIDE SCSI 3, ASSY INTEL INTEGRATED ETHER EXPRESS PRO 100, ASSY SONY TRAY CD ROM 32X NETFRAM 2000/5000 SERVERS, CPU ASSY INTEL PENTIUM, SINGLE LV2000/2001, ASSY ATX FULL TOWER (R) 4G/9G, MICROSOFT NT SERVER 4.0 10 USER W/ SP3, 104 KEY ENHANCED PS2 KEYBOARD
-1-   INTERACTIVE SRVR E450 25OMHZ/ 256MB 4 GB
-1-   INTERACTIVE NORTH AMERICAN/ASlA PWR CRD KT
-1-   INTERACTIVE SOLARIS 2.6 US SV MEDIA KIT

INCLUDING, BUT NOT LIMITED TO, REPLACEMENT PARTS, SUBSTITUTIONS, ADDITIONS, ACCESSORIES, AND PROCEEDS THEREOF.

This Schedule 'C' is attached to and made a part of Bill of Sale #B981051 by and between R.C.C. FINANCE GROUP LTD. as Buyer and INAME, INC. and Seller and constitutes a true and accurate description of the equipment.

R.C.C. FINANCE (Buyer)                  INAME, INC.
(Buyer)                                 (Seller)

/s/ Bob Helfant                         /s/ [ILLEGIBLE]
----------------------------------      ----------------------------------------


                                  Page 2 of 2